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                                                                   Exhibit 10.26


                           WEBSITE SERVICES AGREEMENT




This Agreement (the "Agreement") has been entered into as of the 19th day of December, 2003 (the "Effective Date"), by and between iVillage, Inc. a Delaware corporation ("IV") located at 500 Seventh Avenue, New York, NY 10018 and Hearst Communications, Inc., a Delaware corporation ("Hearst") located at 959 Eighth Avenue, New York, NY 10019 (each a "party," and collectively, the "parties").

WHEREAS:

         A. IV produces and hosts third party websites for certain companies that feature selected content and material and are branded by the indicia of the third party companies;

         B. Hearst publishes the magazines CosmoGirl, Seventeen, and Teen branded specials (the magazines collectively known as the "Magazines") and maintains associated websites with each publication known as cosmogirl.com.seventeen.com. and TEEN.COM (the websites collectively known as the "Websites"), all of which are targeted to teenage girls; and

         C. Hearst and IV intend to enter into a relationship in which IV will migrate the Websites to IV's platform and relaunch the Websites that Hearst had heretofore maintained and thereafter will provide to Hearst certain hosting and production services in connection with the Websites in the manner set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

         1. IV Obligations

         (a) Migration and Relaunch. IV agrees to migrate and relaunch each of the Websites to IV's platform in accordance with the schedule set forth at Exhibit A hereto. Until the Seventeen.com and Teen.com Websites are relaunched, they will be supported by IV at IV's third party vendor's data center on their existing server platforms, and will continue to offer the same array of content, features, applications and interactivity as offered prior to the migration, provided however that Hearst has obtained and secured all rights necessary in order for IV to maintain the same array of content, features, applications and interactivity during the migration and relaunch to IV. Hearst agrees to secure the cooperation of the current host of Seventeen.com and Teen.com in order to effect a timely, smooth transition to IV (or its third party vendor) so that the Websites may continue to operate following termination from existing host without interruption. Hearst will arrange for the current host of the CosmoGirl Website to continue to host such Website until the date of its relaunch by IV. Hearst is solely liable to pay any fees imposed by the current hosts of the Websites for services rendered through and including the migration to IV. Upon relaunch, the Websites will be supported by IV at IV's data center. It is understood and agreed that certain of the features of the Websites may be supported on platforms maintained by IV's third party vendors and that references herein to IV's platforms include the platforms of such third party vendors. Prior to relaunch, each of the Websites will be subject to acceptance testing by Hearst, as set forth at Exhibit A. The date of relaunch for each of the Websites is referred to as the "Relaunch Date".


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         (b) Features. During the migration period, IV and Hearst shall participate in strategic, technical and creative discussions to determine appropriate requirements for each Website upon relaunch, taking into account the branding and identity of each respective affiliated magazine. Upon relaunch, each Website will have features, applications, games and content (collectively the "Features") as specified at Exhibit B, or as mutually agreed upon by the parties.

         (c) Functionality. During the migration period, IV will rebuild the Websites so that upon relaunch, the Websites will have the following functionalities: all pages of the Websites will be tagged and capable of tracking metrics; standard newsletter templates will be in effect at each Website; customer service rules will be operational at IV; standard, consistent ad spaces will be implemented and the pages will be tagged and capable of receiving ads through DART(or an alternative third party tracking service as reasonably determined by IV and acceptable to Hearst); user interfaces to content management tools will be established to enable Hearst employees to update the Websites remotely; links will be established to a site designated by Hearst for the purpose of selling subscriptions to the magazines on-line; and the member databases of each Website will be migrated and implemented on the IV platform. The Websites will be operated on a stand alone basis and will not in any way be integrated into the iVillage network (except however that iVillage network service and vendor agreements may be utilized to provide certain services to the Websites), nor, will they in anyway bear the branding, indicia or trade dress of the iVillage network.

         (d) Staffing. During the migration period and following the relaunch of each Website throughout the Term and any Renewal Term, IV shall make no fewer than nine responsible employees available to perform IV's obligations set forth herein and to review and/or improve any changes or developments in the management, maintenance, design, operations, marketing and creative aspects of the Websites. IV shall be entitled to deploy additional employees and/or freelancers to aid in the migration and ongoing performance of services hereunder, provided all freelancers shall be retained on terms such that ownership of the results of their work product vests in the parties, consistent with the terms of this Agreement. Hearst shall be entitled to phone consultations, meetings, strategic consultations and brainstorming sessions at its request. IV shall implement any changes and/or developments in a timely manner that result from all meetings and consultations. IV agrees that the nine employees will include a dedicated client manager for Hearst, who will have responsibility for delivery of all editorial and marketing initiatives; a producer, designer and developer for each of the Seventeen and CosmoGirl Websites; and design and production personnel to support advertising initiatives. Hearst shall have the right to direct IV to redeploy the assigned personnel to other Websites on a temporary or permanent basis in the event that the production needs of any of the Websites require a realignment of staff, provided such nine employees will at all times be dedicated exclusively to the Websites. During the migration period, IV will offer employment to the following Hearst employees: Chris Gonzalez; Kim Rygiel; Jesse Mumford; and Yufang Chang. Hearst agrees not to offer any of the foregoing employees incentives to decline employment with IV. IV agrees to offer an opportunity for employment subject to the following conditions: IV will offer each employee an opportunity for employment with a similar base salary as currently paid by Hearst (exclusive of all employee benefits, severance, medical, 401K contributions, paid time off and so forth) and will further provide such employees an opportunity for employment that includes IV's standard employee benefit package. Notwithstanding anything to the contrary provided for herein, IV has the right to remove any individual performing services on the Websites if (i) IV reasonably believes that said individual is not qualified to perform the services or tasks required of that individual; or (ii) the individual does not meet appropriate professional standards as reasonably determined by IV; and in either case, IV will replace such individual with a qualified employee reasonably acceptable to Hearst.


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         (e) Content Management. After the Effective Date and up to thirty (30)
days following the relaunch of each Website (or longer, if requested by Hearst), IV shall train Hearst employees in the use of the third party content management application utilized by IV (the "Content Management Application"), currently Vignette. Such training shall occur at reasonable times and durations to be mutually agreed upon. During the Term and any Renewal Term of this Agreement IV shall grant Hearst access to the Content Management Application as permitted by IV's site license solely for the purposes described in this subparagraph, provided that: (i) each Hearst employee complies with the confidentiality and right to use provisions provided for in the license agreement entered into between iVillage and Vignette Corporation (the "Vignette License Agreement") and
(ii) each employee completes training on the software to IV's reasonable satisfaction. Following training, Hearst will require its employees to comply with IV's copy edit and quality control processes, to coordinate through IV with respect to art and production issues, to consistently report to IV with respect to which articles have been made live and to continuously update IV on features that have been updated. Hearst agrees to hold IV, its directors, officers, agents and employees harmless from and against any damages, costs or liabilities resulting from a Hearst employee's use of and access to the Content Management Application, including without limitation attorneys' fees, including any claim by Vignette alleging a breach by a Hearst employee of any right to use or confidentiality provisions provided for in the Vignette License Agreement.

         (f) Update Services. The parties anticipate that ongoing production of the Websites will be performed in part by IV and in part by Hearst, with original content and editorial material to be provided by Hearst pursuant to subparagraph 2(a) below, using the Content Management Application. IV will provide Hearst with password-protected remote access to the Content Management Application to enable Hearst to produce and update the Websites. A list of the production services to be provided by IV is included in Exhibit B, as the Exhibit maybe amended from time to time as mutually agreed to To the extent that IV is responsible for production, IV agrees to perform such services promptly in accordance with the timetables set forth at Exhibit A or as the parties may from time to time agree. During the Term and any Renewal Term of this Agreement, IV will post monthly updates to each of the Features on each Website tied to content in the latest issue of the associated magazine, as provided by Hearst (except in the case of Teen, such updates will correspond to publication of Teen special edition magazines, which may not be on a monthly basis).

         (g) Website Newsletter Mailings: IV will provide no less than the following newsletter services: for CosmoGirl, twenty mailings per year, as well as an additional ten mailings per year for CosmoGirl's 2024 project; and for Seventeen, two mailings per month using the standard website email templates created by IV. Additional mailings will be considered Value Added Features as hereafter defined. Upon commencement of this Agreement, Hearst will provide IV with a list of those names to whom newsletters should be sent (the "Newsletter List"). IV's customer service department shall be responsible thereafter for maintaining the Newsletter List, including complying with opt-in/opt-out requests by users and potential users.

         (h) Maintenance Services. During the Term of this Agreement and any Renewal Term, IV will provide maintenance services as specified in Exhibit C hereto (the "Maintenance Services").


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         (i) Hosting Services. During the Term and any Renewal Term of this
Agreement, IV shall provide hardware, software and bandwidth for the Websites as well as hosting and technical support services. Additionally IV shall cause the Websites to be available and operational 24x7 except for scheduled downtime for hardware maintenance and upgrades, which IV agrees to use best efforts to cause to be performed only between the hours of midnight to 5:00 am, EST. Additionally, IV will provide data storage and management of the member names for each Website and customer service systems to analyze and direct visitor email messages to Hearst.

         (j) Subcontractors/Third party vendors: Subject to Hearst's prior approval, IV may subcontract aspects of the services to be provided by IV and may delegate obligations hereunder to any person or entity other than an employee of IV. IV may also utilize the services of third party vendors in order to provide certain services, with the prior approval of Hearst, provided IV shall at all times remain liable to Hearst for its obligations hereunder. IV shall ensure that all subcontractors and vendors are bound by a level of confidentiality with regards to the Confidential Information (as herein defined) which is equal to that contained herein, and that, whenever possible, the results of their work product vests in the parties, consistent with the terms of this Agreement. Any fees owed to such subcontractors or third party vendors shall be the sole responsibility of IV.

         (k) Value Added Features: The fees set forth herein at paragraph 11 are intended to compensate IV for the services and Features described herein, predicated on the assumption that IV's obligations can be satisfied through the services of nine dedicated employees performing fulltime services for the Websites (together with such subcontractors and third party vendors that IV may engage), and recognizing, however, that the Internet is an ever changing and evolving medium and that over time, the Features and functionality of the Websites may alter from those described herein and that alteration of the Features and functionality, including without limitation, substitution of new Features, incorporation of evolving technology and implementation of new applications will not entitle IV to any increase in those fees. Notwithstanding, in the event that Hearst requests IV to create additional online features for the Websites as value-added components for advertisers and sponsors such as, by way of example and not limitation, e-mails on behalf of sponsors, viral e-cards and microsites, or if Hearst requests substantial and material additions to the Features or substantial and material alterations to the functionality of the Websites such that accommodation of such requests could not reasonably be accomplished with the level of staffing herein contemplated (collectively "Value Added Features") then the following will apply. Upon request by Hearst, IV will quote a fee for performing a Value Added Feature according to the rate card set forth at Exhibit D. Hearst shall be entitled to have a Value Added Feature performed by a third-party vendor contracted by Hearst if Hearst can procure performance for a fee less than that quoted by IV and in that event, IV agrees to provide Hearst's third party vendor with reasonable assistance and access to the Websites so that the Value Added Feature can be implemented, provided however that IV shall have no liability for damage to the Websites or Works (as hereafter defined), caused as a result of Hearst's third party vendor. In that event, IV will provide Hearst with technical specifications for Hearst to provide third party vendors to ensure that the work performed by such third party vendors is compatible with IV's systems. Notwithstanding, if Hearst requests a Value Added Feature and at the time of the request the dedicated staff described at paragraph 1(d) above (together with existing subcontractors and third party vendors) is capable of producing the Value Added Feature, then IV will produce the Value Added Feature without additional charge to Hearst.

         (1) Driving Users. IV agrees to use diligent efforts to achieve best industry practices to drive new and repeat user traffic to the Websites using its own search engines and other resources at all times during the Term and any Renewal Term.


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         (m) Hearst Approval. Hearst shall have the right of prior approval over all materials of any kind, and all plans and strategies created or developed by IV or its agents in connection with the services to be provided pursuant to this Agreement, including without limitation approval over all links proposed to be implemented from the Websites, all metatags proposed to be used to drive traffic, the functionality of the Websites and the content of all Features. Hearst shall also have the right of prior approval over all usage on or in connection with the Websites of all intellectual property belonging to or licensed by Hearst, including, without limitation, all Hearst-created or licensed content, text, photos, illustrations, Hearst trademarks, logos, symbols, domain names, and any other information or materials provided by Hearst to IV (collectively, "Licensed Property"). Whenever Hearst's approval is required hereunder, IV shall request such approval in writing and provide all necessary supporting materials with the request. Hearst, within five (5) business days of receipt of such request, shall respond with approval or disapproval. If Hearst has not responded with approval or disapproval within such five (5) business day period, such failure to reply shall be deemed disapproval of IV's request. Hearst will not unreasonably withhold or delay any approval required under this Agreement and Hearst acknowledges that time is of the essence with respect to such approval.

         2. Hearst and IV Obligations.

         (a) Content. Except as otherwise requested by Hearst and agreed to by IV, Hearst shall employ its staff to supply, or caused to be supplied, all editorial material, privacy policies, terms of service, customer service templates, opt in language, member registration fields and original content for the Websites. Hearst shall also provide IV with pre-existing material made available to third parties for marketing or promotional materials to the extent appropriate for use by IV in performing its obligations hereunder. Hearst shall not be obligated to provide to IV any material that is subject to restrictions on distribution. All material provided hereunder by Hearst shall be deemed Licensed Property.

         (b) Distribution. Hearst and IV shall each endeavor to establish relationships with third-party online distributors ("Distributors") for such Distributors to carry portions of content from the Websites on the Distributors' sites, with links back to the Websites ("Content Distribution Relationships"). IV shall enter into no Content Distribution Relationship unless it shall have sought and obtained Hearst's prior written approval. IV, shall provide reasonable cooperation and technical assistance in respect of any Content Distribution Relationship that maybe established by Hearst.

         (c) Syndication. IV acknowledges and agrees that Hearst may syndicate all or portions of the Websites anywhere on the Internet, including Works based on IV Appplications (as those terms are defined at paragraph 3(c) hereunder, and provided any Works based on IV Applications will be run exclusively on IV's servers), and in addition may itself place, or may license third parties to place, content branded by any of the subject magazines anywhere on the Internet, including without limitation creating "mini-sites", without obligation to IV, provided however that, except in the case of termination of this Agreement for IV's breach, Hearst may not during the Term of this Agreement or any Renewal Term, terminate the services provided by IV hereunder with respect to one or all of the Websites and thereafter maintain such Website(s) elsewhere throughout the Internet.

         (d) Privacy Policies, Terms of Service and Compliance. The Websites will be governed by Hearst's privacy policies and terms of service. The parties intend for the Websites to at all times be in compliance with all applicable laws, regulations, and industry guidelines, whether now existing or subsequently enacted, including without limitation, the Children's Online Privacy Protection Act ("COPPA"), American Society of Magazine Editors' Guidelines on Best Practices for Digital Media, CARU guidelines on advertising to children, and all applicable federal or state anti-spamming statutes.


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Unless otherwise agreed upon by the parties, the parties shall consult on how to best comply with such laws, regulations and guidelines and IV will institute, subject to commercial reasonableness, such measures, such as cookies, blocking mechanisms based on age, and other tools and functions as Hearst requests (collectively "Compliance Tools") to comply with such laws, regulations and guidelines. IV agrees to delete any postings (should it become aware of any such posting) that it believes, or that Hearst believes in its reasonable judgment could give rise to liability of any nature whatsoever. It is agreed and understood however that IV will not monitor user content posted to any message boards on the website. With respect to the conduct and contests and sweepstakes, the conduct of e-commerce, the collection and management of personally identifiable information, and management and dissemination of e-mail/mailing lists (collectively the "Compliance Hotspots") it shall be the responsibility of the party in a position to control and direct the activity involved to ensure that such Compliance Hotspot does not give rise to any legal liability. For example, Hearst shall have the responsibility to ensure that contests conducted by third party vendors or advertisers contracted by Hearst are conducted in compliance with applicable laws, and IV shall have such responsibility for contests conducted by IV. Similarly, with respect to list management, to the extent that IV's customer service department has responsibility for managing opt-ins and opt-outs, IV shall have responsibility to ensure that requests are handled in a fashion that does not give rise to legal liability.

         3. Intellectual Property Rights.

         (a) Marks. Hearst hereby grants IV a non-exclusive, non-sublicenseable worldwide license to use Hearst's trademarks and logos associated with the, magazines as Hearst may from time to time specify (collectively, "Marks") only as necessary to perform its obligations in accordance with the terms of this Agreement. All goodwill attributed to the Marks will inure to the benefit of Hearst exclusively and IV agrees that it will not during or after the Term attack or challenge the validity of the Marks. IV agrees that a breach of the foregoing would cause the other irreparable injury not compensable in money damages and therefore IV agrees that in the event of a breach or threatened breach by IV of the foregoing, the other party shall have the right to immediate injunctive relief.

         (b), Derivative Works. Hearst hereby grants to IV, and IV accepts from Hearst, during the Term and any Renewal Term of this Agreement, the non-exclusive worldwide license and right to do any or all of the following, solely for the purposes described in this Agreement and subject in all cases to the prior approval of Hearst which shall be deemed denied if not granted affirmatively in a writing or oral conversation: (i) adapt, edit, change, modify and alter the Licensed Property or otherwise create derivative works based upon the Licensed Property (the "Derivative Works") on or as part of the Websites or promotion thereof; (ii) utilize and reproduce the Licensed Property and Derivative Works in digital form of display on the Websites alone or in combination with other works, including, but not limited to, text, data, images, advertisements, photographs, illustrations, animation, graphics, video or audio segments, and hypertext links, on or as part of the Websites or the marketing and promotion thereof; (iii) reproduce, record, rerecord, translate, digitally or electronically transmit, transfer, communicate, display, broadcast, perform, distribute, or synchronize in timed relation, or otherwise use the Licensed Property and Derivative Works, in whole or in part, on or as part of the Websites; and (iv) use the Licensed Property and Derivative Works in whole or in part in connection with the packaging, promotion, or advertising of the Websites.


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         (c) Work for Hire. Any and all materials of any kind developed by or on behalf of IV solely in connection with this Agreement, including but not limited to Derivative Works, domain names, URL's, artwork, logos, graphics, video, text, data, and other materials supplied by or on behalf of IV to Hearst in connection with this Agreement but excepting only materials supplied by subcontractors and third party vendors as to which such third parties retain rights (collectively, the "Hearst Property"), shall be deemed to be "works for hire" and shall be the sole and exclusive property of Hearst. To the extent any Hearst Property may for any reason not be deemed a work for hire, IV does hereby grant and assign to Hearst all right, title and interest which IV may have now or in the future acquire in and to such Hearst Property, including but not limited to all copyrights and other intellectual property rights. IV shall not post any Hearst Property to the Websites without the prior approval of Hearst which shall be deemed denied if not granted affirmatively in a writing or oral conversation.
The Licensed Property and the Hearst Property shall collectively be known as the "Works." Notwithstanding the foregoing, Hearst acknowledges that IV has or will provide pursuant to this Agreement certain proprietary technology and other materials (as may be determined in IV's discretion) including but not limited to any underlying software, tools, scripts, programming code, subroutines processes, architecture, hardware, data information, third party software, HTML code, content, graphics, multimedia files, program applications and functionality (collectively "IV Applications"), and all such IV Applications shall be the exclusive property of IV and Hearst Property shall not include any IV Applications unless IV agrees to create a new application solely and exclusively for Hearst. By way of example, the text (e.g., clues) and page graphics apparent to a viewer of a quiz shall, as between the parties, be the property of Hearst. The underlying graphic template and the application that runs the quiz shall be an IV Application. Subject to the terms hereof, IV hereby grants to Hearst a non-exclusive, non transferable, revocable, worldwide license to use during the term hereof, the IV Applications that IV actually supplies or provides to Hearst hereunder. The IV Applications shall be used only as specified and approved by IV and shall not be modified in any material manner by Hearst or Hearst's third party vendors, without prior written approval of IV.
The parties acknowledge and agree that said limited license granted to Hearst shall terminate upon the termination or expiration of this Agreement. All rights specifically not granted to Hearst are reserved by IV. Hearst agrees not to decompile, decrypt, reverse engineer, disassemble or otherwise reduce any of the IV Applications. Accordingly, but without limiting the generality of the foregoing, Hearst may, in its sole discretion, modify, edit, add to, delete from, distribute, license, duplicate, use, and otherwise exploit the Works in any manner and by any means, media, method, device, process or medium now known or hereafter developed. Hearst, at its sole expense, shall have the sole right to register such Works for copyright protection (provided however, to the extent a Work contains an IV Application, Hearst will so indicate on the registration form and will make no claim to ownership of such IV Application, and Hearst will comply with the restrictions on use of such IV Applications set forth herein).
IV agrees that it will not at any time do or cause to be done any act or thing contesting or impairing or intended to impair the foregoing ownership rights of Hearst and IV will execute and deliver any additional documents which Hearst deems necessary to further evidence Hearst's ownership of copyright or other rights described herein. If IV fails or neglects to execute such additional documents, Hearst may do so in IV's name and IV hereby appoints Hearst as its irrevocable attorney-in-fact solely for the purposes described herein.

         4. Advertising and User Trafficking

         (a) Ad Serving. During the Term and any Renewal Term, iVillage will provide ad serving (including exit pop-ups) for up to 100,000,000 impressions (in the aggregate across all the Websites) per month (exclusive of rich media, as hereafter defined) and will provide personnel as set forth in paragraph 1(d) to handle ad trafficking. Impressions in excess of that amount will charged to Hearst at the rate of $.15 per thousand. Any ads requiring rich media may result in additional fees payable to third party services, and Hearst shall be responsible for either paying those fees directly or reimbursing IV, as applicable. IV shall have no right to solicit advertising or sponsorships for the Websites, which shall be the sole responsibility of Hearst, nor shall IV have any entitlement to participate in any revenues generated from such sales. As used herein, "rich media" means all advanced advertising technology (such as but not limited to HTML,`Dynamic HTML (DHTML), Enliven, Flash, Java, Javascript, Audiobase, Bluestreak, Unicast) as opposed to standard advertising, which describes static or animated graphic files and which are generally served by DART or similar advertising services.


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         (b) Cooperation. IV agrees that it will (i) cooperate fully with any entity selected by Hearst that produces, designs or develops advertising to be placed on the Websites ("Advertising Firm"); and (ii) cooperate with Hearst and Advertising Firm in implementing technology to place advertising on the Websites, so long as such implementation is not unreasonably burdensome on IV provided however that ad placement and ad sizes throughout the Websites are based upon industry-standard page layout and industry-standard ad sizes.

         (c) Data Collection. IV agrees to collect, at a minimum, data detailing the number of unique visitors to each of the Websites each month, the number of page views of each user, the number of click throuhs on all advertising graphics leading away from each of the Websites, and such other information as may during the Term and any Renewal Term be available to IV to collect via IV's then-existing third party tracking services but in all cases subject to Hearst's prior written approval. The Websites will be provided no less than the same level of data collection as enjoyed by iVillage.com as of the date of this Agreement, and shall be entitled to any increased level of data collection that iVillage enjoys during the Term or any Renewal Term provided iVillage has secured, or is able to secure the rights necessary to provide such increased level of data collection to the Websites without incremental cost to iVillage. Such data collection is anticipated to be done through DoubleClick/DART and Web Trends, or other equivalent data collection company ("Data Collectors"). The parties will agree on the frequency and timing of such reports, and the reports shall be made available on-line whenever possible, provided however that the frequency and online availability shall not exceed that which is available to IV pursuant to its then-current agreements with Data Collectors.

         (d) User Information. Any and all data and information about, or provided by, registered and non-registered end users of the Websites at any time whether or not included in a database and/or any report, including, but not,limited to, name, mail address and email address, and information pertaining to newsletter subscribers and user who have opted in to receive e-mails ("User Information"), shall be the sole and exclusive property of Hearst and shall be provided to Hearst on a monthly basis in the following manner and to the attention of the following individual: General Manager, Teen Web Sites. User Information shall not include i) data and information about, or provided by end users of IV.com, whether registered to IV.com or not, unless such users have also visited the Websites, and ii) shall not include polling or survey data, collected by IV or an IV controlled company unless such polling or survey was conducted on the Websites and all such information described as set forth in this subparagraph 4(d) hereunder shall be the exclusive property of IV.

         5. Subscription Sales.


         IV agrees to post on portions of the Websites designated by Hearst links to a Hearst-designated site of which the user may purchase online subscription to magazines designated by Hearst. IV shall have no entitlement to any compensation or commission with respect to such subscription revenue except in the following circumstance: in the event that IV establishes a Content Distribution Relationship and it can be demonstrated by IV (by evidence reasonably satisfactory to Hearst) that an online subscription order was generated by the Distributor, then IV shall be entitled to a commission in respect of such subscription (but not in respect of any renewals thereof) in the amount of 30% of Net Subscription Revenue actually received by Hearst. As used herein, Net Subscription Revenue means gross revenue actually received by Hearst less any sales, use or similar taxes. Hearst shall have no obligation to pay any fee in respect of any such subscription orders to IV's Distributor, which shall be the sole obligation of IV, and IV agrees to indemnify and hold Hearst harmless against any claims from such Distributors alleging entitlement to any share of such subscription revenues. Upon request, TV will serve pop-up or pop-under subscription offers as well as rich media offers, as designed by Hearst, on the Websites, the placements of which will be determined by Hearst from time to time.


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         6. Representations and Warranties.


         (a) IV represents and warrants that:


              (i) it has the full power and authority to enter into this Agreement and fully perform all of its obligations hereunder without violating the legal or equitable rights of any third party and has all rights necessary to enter into this Agreement and to grant the rights granted hereunder to Hearst;

              (ii) it shall not posts on the Websites or otherwise provide to the Websites any: (i) IV Applications; (ii) to the extent not created pursuant to Hearst's request, any Hearst Property; (iii) additions to or edits of Licensed Property or conduct any Compliance Hotspots under its control, in any manner that (a) infringes on any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (b) violates any law, statute, ordinance or regulation (including without limitation COPPA); (c) is defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (d) is obscene or pornographic or contains child pornography; (e) violates any laws regarding unfair competition, antidiscrimination or false advertising; or (f) to the best of IV's knowledge, contains any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information;

              (iii) it will not post on the Websites any content or alter the functionality of the Websites except pursuant to Hearst's approval as set forth herein, and will use the Licensed Property, Marks and Hearst Property only for the purposes authorized by this Agreement;

              (iv) the services performed hereunder shall be of a professional nature and shall be performed by knowledgeable and skilled personnel;

              (v) any Compliance Tools it implements will be fully operational and capable of performing the function for which they are intended; and

              (vi) the Websites will be operated in accordance with the terms contained in the Websites terms of service and privacy policies provided by Hearst.

        (b) Hearst represents and warrants that:


              (i) it has the full power and authority to enter into this Agreement and fully perform all of its obligations hereunder without violating the legal or equitable rights of any third party and has all rights necessary to enter into this Agreement and to grant the rights granted hereunder to IV;

              (ii) it shall not provide any Licensed Property to IV or conduct any Compliance Hotspot under its control or direct IV to create or have created any Hearst Property or IV Application in any manner that: (a) infringes on any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (b) violates any law, statute, ordinance or regulation (including without limitation COPPA); (c) is defamatory trade libelous, unlawfully threatening or unlawfully harassing; (d) is obscene or pornographic or contains child pornography; (e) violates any laws regarding unfair competition, antidiscrimination or false advertising; or (f) to the best of Hearst's knowledge; contains any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information; and

              (iii) the Newsletter List provided by Hearst has been compiled in accordance with COPPA and in keeplng with the terms and conditions of the privacy policies and terms of use applicable to the Websites at the time that Newsletter List was compiled.

         7. Term and Termination.


         (a) Term and Renewal. The term of this Agreement shall commence on the Effective Date and terminate on the second anniversary thereof (the Term"). This Agreement will automatically renew for additional one (1) year renewal periods (each, a "Renewal Term") unless either party provides the other party with written notice of non-renewal at least ninety (90) days prior to the expiration of the then-current term, unless terminated as set forth in subparagraph(b) below.

              (b) Renewal Fees. The Maintenance Fee (as defined at paragraph 11(b)) payable to IV for each Renewal Term shall be determined after good faith negotiations between the parties in the event of requests by Hearst for the delivery of new Features, enhancements, services, and maintenance requirements, but in no instance shall Renewal Fees be less than the fees payable during the immediately preceding term (it being understood that if Hearst requests Features, services and maintenance commensurate with those delivered during the Term, the fees will be increased only by the cost of living adjustment described herein at paragraph 11(b)). If after sixty (60) days from the commencement of such negotiations (which must commence no sooner than one hundred and fifty
(150) days prior to the end of the Term or Renewal Term, as applicable), the parties are not able to agree on the fees payable in connection with a Renewal Term, then either party may terminate this Agreement effective as of the end of the then-current Term or Renewal Term.

         (c) Breach. Either party may terminate this Agreement upon thirty (30) days' written notice of any alleged material breach and the other party provided that material breach is not cured within such thirty (30) day notice period.

         (d) Termination. Either party may immediately terminate this Agreement if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition in bankruptcy, suffers or permits the appointment of a receiver for its business or assets, becomes subject as a bankrupt to any proceedings under any bankruptcy or insolvency law, whether domestic or foreign, or has wound up or liquidated its business voluntarily or otherwise. In the event that IV becomes the subject of any bankruptcy proceeding, Hearst shall be entitled to the benefits afforded a licensee of intellectual property pursuant to the provisions of 11 USC sec. 365(n). Hearst shall be liable and shall promptly pay to IV any sums due for services rendered, materials delivered, and/or expenses incurred up to the date of termination. In addition, Hearst may terminate the portion of this Agreement relating to any individual magazine if it should cease to publish the print version of any of the subject magazines in the United States, however, in such event, IV shall be entitled to receive the entire Integration Fee (if not already paid to IV by Hearst) and an amount equal to the monthly Maintenance Fee installment actually earned in respect of the subject magazine site to date of termination. In the event Hearst terminates this Agreement, Hearst agrees to pay IV the entire Integration Fee (if not already paid to IV by Hearst) unless such termination occurs as a result of IV's breach during the migration period.

         (e) Transition. Upon termination or expiration of this Agreement, IV will work in cooperation with Hearst to effect a smooth transition to Hearst or its designee so that the Websites may continue to operate following termination or expiration without interruption, provided however that absent IV's written agreement, such transition period will not extend for a period of more than sixty (60) days following termination. The fees payable to IV for such transition services will be mutually determined by the parties based upon the length of such transition period and the scope of the duties to be performed by IV, provided no fees will be payable if this Agreement terminates in the event of IV's breach. Such transition shall include:

              (i) transporting all files, code, data, and all other content and materials associated with the Websites to Hearst or to any third party designated by Hearst;

              (ii) revising the domain pointer;


              (iii) Upon request by Hearst, assigning the Vignette license agreement to Hearst, pursuant to the terms set forth in the Vignette license, as well as all Hearst content database and member data to Hearst or its designee;

              (iv) establishing and/or revising any necessary databases for new web servers; and


              (v) cooperating in the transfer or modification of relevant information concerning any domain names associated with the Websites.



IV has no obligation to provide Hearst with IV Applications upon the expiration or termination of this Agreement. Hearst acknowledges that should any IV Applications embodied on the Websites be transferred to Hearst by IV as part of the transition of the Websites, such IV Applications are transferred to Hearst "AS IS" with no warranties or representations of any kind either express or implied made by IV. Additionally Hearst acknowledges that IV has no obligation to provide Hearst with any third party services, licenses or content provided to the Websites during the Term except to the extent such third party content was provided on a work made for hire basis as set forth in Section 3(c), and excepting the Vignette license, if requested by Hearst, provided however that Hearst is responsible or annual maintenance fees with respect to the Vignette license. Accordingly, Hearst shall assume all costs and expenses related to the utilization of any such third party services, licenses or application utilized in by IV or utilized within an IV Application, including, but not limited to, any licensing fees to such third parties:

         8. Disclaimer of Warranty. OTHER THAN AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL SERVICES PROVIDED BY IV HEREUNDER ARE PROVIDED ON AN "AS IS" BASIS WITHOUT FURTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND IV HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IV MAKES NO WARRANTY WHATSOEVER THAT THE WEBSITES OR THE IV WEBSITE SHALL RUN WITHOUT INTERRUPTION OR BE ERROR FREE.

         9. Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES ARISING OUT OF THIS AGREEMENT OR ITS TERMINATION, WHETHER FOR BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM OR OTHERWISE, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY) AND IRRESPECTIVE OF WHETHER A PARTY HAS ADVISED OR HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE. EACH PARTY
HEREBY WAIVES ANY CLAIMS THAT THESE EXCLUSIONS DEPRIVE IT OF AN ADEQUATE REMEDY. EXCEPT FOR AMOUNTS THAT A PARTY MAY BE REQUIRED TO PAY ARISING AS A RESULT OF A THIRD PARTY CLAIM UNDER PARAGRAPH 10 BELOW, IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAYABLE TO IV BY HEARST UNDER THIS AGREEMENT.

         10. Indemnity.

         (a) Hearst Indemnity. Hearst agrees to defend, indemnify and hold harmless IV, and its directors, officers, agents and employees from and against any and all claims, suits, damages, losses, costs, liabilities, expenses and fees (including without limitation reasonable attorneys' and expert witnesses' fees) incurred or arising from (a) any breach of the warranties set forth in paragraph 6(b), any Licensed Property, Hearst Property, or user-generated content on the Websites, except (i) to the extent arising from IV's unauthorized or unapproved use of Licensed Property on the Websites; and (ii) to the extent arising from the creation by IV of Hearst Property other than in accordance with the specific instructions of Hearst and to the extent the claim or liability arises for reasons other than as a result of IV's compliance with those instructions, (c) the operation of any Compliance Hotspot under Hearst's control, and (d) the operation of the Websites prior to the Effective Date (except in the case of CosmoGirl.com, relating to the operation prior to the Relaunch Date).

         (b) IV Inndemnity. IV agrees to defend, indemnify and hold harmless Hearst and its directors, officers, agents and employees from and against any and all claims, suits, damages, losses, costs, liabilities, expenses and fees (including without limitation reasonable attorneys' and expert witnesses' fees) incurred or arising from (a) any breach of the warranties set forth in paragraph 6(a), (b) any content including IV Applications (excluding: (i) Licensed Property when used on the Websites in the manner authorized or approved by Hearst; (ii) user-generated Content on the Websites; and (iii) Hearst Property but only to the extent such Hearst Property was created by or for IV in accordance with the specific instructions of Hearst and to the extent the claim or liability arises as a result of IV's compliance with those instructions) created, developed, published or distributed by IV and (c) the operation of any Compliance Hotspot under IV's control.

         (c) Defense. Each party's rights as the indemnified party ("Indemnitee") pursuant to this paragraph 10 require that (i) the indemnifying party (the "Indemnitor") be promptly notified in writing of any relevant claim or suit, (ii) the Indemnitor have the sole control of the defense and/or settlement thereof provided it selects counsel reasonably acceptable to Indemnitee, (iii) the Indemnitee furnishes to the Indemnitor, on request, information available to the Indemnitee for such defense, and (iv) the Indemnitee cooperates in any defense and/or settlement thereof as long as the Indemnitor pays all of the Indemnitee's reasonable out of pocket expenses and attorneys' fees. The Indemnitee shall not admit any such claim without prior consent of the Indemnitor. The Indemnitee shall have the right to participate in the defense of any proceeding with counsel of its own choice at its own expense.

         11. Payment.

         (a) Relaunch Fee. Hearst shall pay to IV a fee for migration and relaunch services ("Integration Fee") in the aggregate amount of Three Hundred and Fifty Thousand ($350,000) Dollars in amounts and times as described herein in Exhibit A.

         (b) Maintenance, Production and Hosting Fee. Hearst shall pay to IV a monthly fee in respect of each magazine Website for site hosting, site maintenance, ongoing production services, database management and all other technical services as described herein ("Maintenance Fee") as follows: $30,000 per month in respect of the Seventeen Website, commencing as of the Effective date; $5,000 per month in respect of the Teen Website commencing as of the Effective date; and $30,000 per month in respect of the CosmoGirl Website, commencing as of the Relaunch Date. The Maintenance Fee is subject to increase on the first anniversary of the Effective Date and upon the commencement of any Renewal Terms in the event that the cost of living index applicable to CPIW (code CWUR000SHO - urban wage earners and clerical) increases by more than 5% over the index measure in effect as of the prior year, the amount of such increase to be calculated by the percentage of the increase in the CPIW in excess of 5%; i.e. - if the CPIW increases by 6%, IV will be entitled to a 1% increase in the Maintenance Fee.

         (c) Installment. The Maintenance Fee shall be payable in monthly installments. IV shall submit invoices to Hearst at the end of each calendar month for payment of the preceding month's portion of the Maintenance Fee. Such invoices shall be payable net thirty (30) days from Hearst's receipt.

         (d) Hearst Revenues. Unless otherwise agreed to by Hearst and IV or as specifically set forth herein, IV shall have no entitlement whatsoever to any revenues that Hearst may derive from or in connection with e-commerce from the Websites and magazine subscription sales.

         (e) All Inclusive. The fees set forth in this Paragraph 11 are in full and complete consideration for all the services to be performed by IV as set forth herein, including any fees owed by IV to subcontractors and third party vendors, excepting only fees for Value Added Features, if any.

         12. Credit and Publicity.

         (a) Credit. IV shall be permitted to place legal notices, disclaimers, and "powered by" design credit on the Websites, subject to Hearst's approval, which shall not be unreasonably withheld. Such visible uses by IV shall be of significantly lesser prominence and frequency than the visible uses of Hearst's Licensed Property.

         (b) Publicity. The parties hereto shall work together to draft a mutually agreed upon press release regarding this Agreement and the relationship established thereby, and shall distribute such press release at such time and in such manner as the parties shall determine upon further consultation. Neither party hereto shall create or release any press release regarding this Agreement or the relationship established thereby except as described above, provided however that IV may use Hearst's name and logo on its website and marketing materials for the purpose of identifying Hearst as a client of IV.

         13. Confidentiality. Prior to and during the Term and any Renewal Term of this Agreement, each party hereto (the "Disclosing Party") may disclose to the other party ("Recipient") information in connection with the performance of this Agreement, and Recipient may otherwise discover information about the Disclosing Party in connection with this Agreement. All such information about the Disclosing Party, including but not limited to technical and business information relating to the Disclosing Party's editorial, marketing and subscription plans, concepts or ideas; products; research and development; production; costs, processes, profit or margin information; finances; customers; and future business plans, shall be deemed "Confidential Information." All Confidential Information shall remain the sole property of Disclosing Party and Recipient shall have no rights to or in the Confidential Information. Recipient shall hold the Confidential Information in strict confidence. Recipient shall not make any disclosure of the Confidential Information (including methods or concepts utilized in the Confidential Information) to anyone without the express written consent of Disclosing Party, except to employees, consultants, third party vendors, subcontractors or agents to whom disclosure is necessary to the performance of this Agreement and who shall be bound by the terms hereof or to the extent it is required to disclose such information in the context of any administrative or judicial proceeding, provided that prior written notice of such disclosure and an opportunity to oppose or limit disclosure is given to Disclosing Party. Confidential Information may be disclosed by IV or Hearst as required by applicable law or regulation, but only if, prior to any such disclosure, IV or Hearst shall, to the extent permitted by applicable law, first give the other a reasonable opportunity to review the proposed disclosure and to comment thereon and to provide for the protection of the Confidential Information.

         Notwithstanding the foregoing, Recipient shall have no obligation under this Agreement with respect to any Confidential Information disclosed to it which:

         (i) Recipient can demonstrate was already known to it at the time of its receipt hereunder;


         (ii) is or becomes generally available to the public other than by means of Recipient's breach of its obligations under this Agreement;

         (iii) is independently obtained from a third party whose disclosure is not known to Recipient to violate any duty of confidentiality; or

         (iv) is independently developed by or on behalf of Recipient without use of or reliance on any Confidential Information furnished to it under this Agreement.

         14. General Provisions.

         (a) Relationship of Parties. It is understood and agreed that the parties hereto are independent contractors pursuant hereto, and nothing contained herein shall be construed or deemed to make the parties hereto partners or joint ventures, nor shall either party or any of its agents or employees be construed or deemed to be an employee of the other party hereto.


         (b) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or electronic mail (provided acknowledgment of receipt thereof is delivered to the sender), sent by certified, registered mail or overnight mail. Any such notice shall be deemed given when so delivered personally, or sent by facsimile transmission or electronic mail or, if mailed by certified, registered mail, three (3) days after the date of deposit in the United States mail, or, if mailed by overnight mail, one (1) day after the date of deposit with a reputable overnight mail service. Each such notice shall be sent to the address of the party set forth below or such other address as shall have been specified by notice hereunder.

            If to Hearst:   Hearst Communications, Inc.
                            959 Eighth Avenue
                            New York, NY 10019
                            212-649-2000 (phone)
                            212-977-5578 (fax)
                            Attn: President, Magazines Division

                            With copy to counsel:
                            Office of General Counsel
                            The Hearst Corporation
                            959 Eighth Avenue
                            New York, NY 10019
                            212-649-2075 (phone)
                            212-649-2035 (fax)

            If to IV:       iVillage, Inc.
                            500 Seventh Avenue
                            New York, NY 10018
                            Steve Elkes, Senior Vice President Business Affairs

                            With a copy to:
                            Legal Department
                            iVillage, Inc.
                            500 Seventh Avenue
                            New York, NY 10018
                            14th Floor
                            New York, NY 10036
                            212-600-6555 (phone)
                            212-600-6254 (fax)

                (c) Solicitation of Employees. Except with respect to the employees described at paragraph 1(d), neither party shall knowingly solicit for employment any of the other party's personnel during the Term or any Renewal Term. The foregoing shall not preclude either party from making announcements of hiring opportunities available to the public at large. In addition, in the case of Hearst, this restriction applies only to the Hearst Magazines Division.

                (d) Entire Agreement: Amendment. This Agreement, together with any schedules and Exhibits attached hereto and made a part hereof, constitutes the entire agreement between the parties as to the subject matter hereof, and shall supersede all prior understandings, letters, agreements, contracts and other documents. This Agreement may not be amended except by an instrument in writing signed on behalf of each party hereto.

         (e) Governing Law: Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. Any action brought to resolve a dispute arising from the interpretation, construction or enforcement of this Agreement shall be brought in a federal or state court in the State of New York. Each of the parties hereto hereby irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by United States registered or certified mail postage prepaid at its address set forth herein.

         (f) Limitation on Authority. Neither party shall have the right, authority or power, and neither party shall hold itself out as having the right, power or authority, to create any contract or obligation, express or implied, binding upon the other party, other than agreements related to advertising entered into by IV hereunder.

         (g) Assignment. Neither party may assign this Agreement, and its rights, licenses and obligations hereunder without the prior written approval of the other, except to any affiliate or acquirer of all or of substantially all of its equity securities, assets or business relating to the subject matter of this Agreement, or pursuant to any intra-group re-organization in the sole discretion of the re-organizing party. Notwithstanding the foregoing, Hearst shall have the right to terminate this Agreement in the event of any assignment by IV of substantially all of IV's assets to an entity which is a direct magazine competitor of Hearst in the young adult or teen market, including but not limited to Teen People, Elle Girl, Teen Vogue, Twist, Mademoiselle, Jane or YM.

         (h) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         (i) Compliance with Law. The parties shall comply with all applicable international, federal and state laws and regulations in performance of their respective rights and obligations hereunder.

         (j) Survival. Paragraphs 3(c), 4(d), 6, 7(e), 8, 9, 10, 13 and 14(e)
shall survive the expiration or termination of this Agreement for any reason.

         (k) Force Majeure. Neither party shall be liable for delay or default in the performance of its obligations under this Agreement (except monetary payments) and such delay or default shall not be grounds for termination of this Agreement to the extent such delay or default is caused directly or indirectly by conditions beyond its reasonable control, including but not limited to fire, flood, accident, earthquakes, acts of war, terrorism, court order, communication lines failure, electrical outages, network failures, hosting failures, acts of God, strikes, lockouts or labor difficulties (the "Event"). Upon the occurrence of an Event, the non-performing party shall be excused from any further performance of those of its obligations pursuant to this Agreement affected by the Event for as long as a) such Event continues and b) such party continues to use commercially reasonable efforts to recommence performance whether and to whatever extent possible without delay. The party delayed by the Event will immediately notify the other party of the occurrence of an Event and describe in reasonable detail the nature of the Event. In such event, the time requirements, Term and any Renewal Period provided for in this Agreement shall be suspended for the period of such delay or default. If the Event exceeds ten (10) days, then the parties shall negotiate in good faith a review of the existing obligations required under this Agreement and determine a new course of action or settlement, as mutually agreed pursuant to such review. If the parties cannot agree on a new course of action or settlement within five (5) business days or such extended period as the parties may agree to, then this Agreement shall terminate and Hearst shall pay all amounts due IV then owing prior to the occurrcrnce of the Event and IV shall return all existing Materials and other materials belonging to Hearst.

         (1) Exclusivity. Nothing in this Agreement shall be deemed to restrict IV from providing any of the services provided to Hearst under this Agreement to any other party. Notwithstanding the foregoing, during the Term and any Renewal
Term: IV shall not enter into any agreement in which IV shall provide web design services or hosting services to the following, magazines, Teen People, Elle Girl, Teen Vogue, Twist, Mademoiselle, Jane or YM.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, effective as of the Effective Date


                           IV:               iViiiage, Inc.

                                             By:
                                                --------------------------------
                                             Name
                                                  ------------------------------
                                             Its
                                                 -------------------------------
                                                 Date:
                                                      --------------------------



                        Hearst:              HEARST COMMUNICATIONS, INC.

                                             By: /s/ Eve Burton
                                                --------------------------------
                                             Name  Eve Burton
                                                  ------------------------------
                                             Its  VP/General Counsel
                                                 -------------------------------
                                                 Date: 12/19/03
                                                      --------------------------
     period as the parties may agree to, then this Agreement shall terminate and Hearst shall pay all amounts due IV then owing prior to the occurrence of the Event and IV shall return all existing Materials and other materials belonging to Hearst.

                 (l) Exclusivity. Nothing in this Agreement shall be deemed to restrict IV from providing any of the services provided to Hearst under this Agreement to any other party. Notwithstanding the foregoing, during the Term and any Renewal Term: IV shall not enter into any agreement in which IV shall provide web design services or hosting services to the following magazines:, Teen People, Elle Girl, Teen Vogue, Twist, Mademoiselle, Jane or YM.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, effective as of the Effective Date.


                           IV:               iViiiage, Ins.

                                             By: /s/ Steve A. Elkes
                                                --------------------------------
                                             Name Steve A. Elkes
                                                  ------------------------------
                                             Its SVP
                                                 -------------------------------
                                                 Date:  12/19/03
                                                      --------------------------



                        Hearst;              HEARST COMMUNICATIONS, INC.

                                             By:
                                                --------------------------------
                                             Name
                                                  ------------------------------
                                             Its
                                                 -------------------------------
                                                 Date:
                                                      --------------------------

                                    EXHIBIT A
                             Migration and Relaunch


A. The schedule for Migration and Relaunch is as follows:


Seventeen.com: On or before December 31, 2003, 100% of the existing Website will be migrated to IV's subcontractor's data center and available to the public. On or before March 31, 2004, the Website will be fully Relaunched. The Relaunch Fee applicable to Seventeen.com is $200,000 payable in twenty-four equal monthly installments commencing the month of the Effective Date of the Agreement.

Teen.com: On or before December 31, 2003, 100% of the existing Website will be migrated to IV's subcontractor's data center and available to the public. On or before March 31, 2004, the Website will be fully Relaunched. The Relaunch Fee applicable to Teen.com is $50,000 payable in two installments; 1/2 in January 2004, and 1/2 upon Acceptance of the Relaunched Website.

CosmoGirl.com: The Website will be migrated and relaunched on or before March 1, 2004. The Relaunch Fee applicable to Cosmogirl.com is $100,000 payable in twenty-one equal monthly installments commencing upon Acceptance of the Relaunched Website.


B. Acceptance.


         (1) Acceptance Testing. Prior to acceptance of the relaunch deliverables ("Deliverables"), the Deliverables will be subject to prompt evaluation and testing by Hearst, as provided herein. Following the delivery of Deliverables, with the assistance of IV, as reasonably required or requested, Hearst shall test the Deliverables to evaluate such Deliverables and to determine whether they conform in all material respects to the specifications for the Deliverables contained herein. Hearst shall promptly complete any such testing, but not later than five business (5) days after delivery by IV of any Deliverable.

         (2) Not later than three (3) business days, following completion of testing and/or inspection of any of the Deliverables, Hearst will provide IV with a written acceptance of the Deliverables or a written statement of material errors to be corrected (a "Statement of Errors"). If Hearst provides IV with a Statement of Errors, then IV will promptly, using diligent efforts and at no additional charge, correct such errors and re-deliver the Deliverables to Hearst for re-testing. The foregoing procedure will be repeated until Hearst accepts the Deliverables. In the event Hearst rejects one or more material components of the Deliverables, IV and Hearst shall negotiate in good faith an alternative or replacement element or a reduction of the Relaunch Fee and Maintenance Fee. Hearst will not unreasonably withhold or delay acceptance or approval of any Deliverables and Hearst acknowledges that time is of the essence with respect to such acceptance or approval.

                                    EXHIBIT B
                         Features/IV Production Services


Features

During the Term, and during any Renewal Term, IV shall deliver, and update (pursuant to the frequency intervals set forth for each below), the following features and applications (collectively, the "Features") as specified below. Notwithstanding anything to the contrary provided for herein (if, in fact, there is anything herein to the contrary) the Features/IV Production Services set forth in this Exhibit B are governed by the staffing criteria set forth in Sections 1(d) and 1(k).

Seventeen.com: See attached. In addition to the attached IV will furnish three new features: win it; Little Black Book and one yet to be specified.

Teen.com: See attached.

CosmoGirl.com: See attached. In addition to the attached, IV will furnish services for up to ten new features, which may be games, quizzes or other features as specified by Hearst, will host pages for CosmoGirl's arrangement with wireless mobile providers, will provide 10 additional newsletters per year to promote a "Sneak Peak" at new issue, will develop a daily horoscope e-mail for kids that sign up, and will update the user and sweepstakes database daily.

To the extent the features listed on the attachments describe current content from the magazines, it is understood that such features will be updated to coincide with new issues of the magazines.

As requested by Hearst, there may be password protected areas of the Websites available on a gratis basis only to users designated.

SECTION #1:

ALL ABOUT YOU: http: //www.teenmag.com/allaboutyou/

- Index.page remains - w/o seventeen.com sections, LOVE FAQs an SHAPE UP.


YOUR POETRY:
------------

http://www.teenmaq.com/allaboutyou/poetry/poetry 120103 9.html http://www.teenmaq.com/allaboutyou/poetry/poetry 120103 8.html http://www.teenmag.com/allaboutyou/poetry/poetry 120103 7.html http://www.teenmag.com/allaboutyou/poetry/poetry 120103 6.html http://www.teenmag:com/allaboutyou/poetry/poetry 120103 5.html http://www:teenmag.com/allaboutyou/poetry/poetry 120103 4.html http://www.teenmag.com/allaboutyou/poetry/poetry 120103 3.html http://www.teenmag.com/allaboutyou/poetry/poetry 120103 2.html http://www.teenmag.com/allaboutyou/poetry/poetry 120103 1.html

YOUR FICTION:
-------------

http://www.teenmag.com/allaboutyou/fiction/fiction 121003 l.html httl://www.teenmag.com/allaboutyou/fiction/fiction 092003 1.html http://www.teenmag.com/allaboutyou/fiction/fiction 061203 1.html http://www.teenmag.com/allaboutyou/fiction/fiction 010503 l.html http://www.teenmag.com/allaboutyou/fiction/fiction 110402:1.html

REAL LIFE:
----------

Meet Taylor, Christi and Karen. They're Three Friends in Rehab. http:/www.teenmag.com/allaboutyou/real life/012402 I.shtml
A lowlife professor messed with her head.
http://www teenmag.com/allaboutyou/real life/122001 l.shtml
Is Someone You Know a Binge Drinker?
http://www teenmag com/allaboutyou/rea1 life/112901 l.shtml
Diary of a Runaway.
http://wwwiteenmag.eom/allaboutyou/real life/110201 1.shtml
Suicidal Friends: Scary Signs You Shouldn't Ignore http://www.teenmag.com/allaboutyou/real life/100401 i.shtml
When good kids go (really, really) bad
http://www.teenmag.6om/allaboutyou/real life/082201 l.shtml
     "MY PARENTS AND SISTER WERE KILLED IN A CAR CRASH" http://www.teenmag.com/allaboutyou/real life/080801 1.shtml
My Mom Killed, Herself:
http:/www.teenmag.com/allaboutyou/real life/072501.shtml
A day in the Life: Living with Aids:
http://www.teenmag.com/allaboutyou/real life/071201 l.shtml
Bingeing and Purging:
http://www.teenmag.com/allaboutyou/real life/062501 1.shtml
Shoplifting
http://www.teenmag.com/allaboutyou/real life/061501 l.shtml
Putting Off Putting Out:
http://www.teenmag.com/allaboutyou/real life/052401 l.shtml
Boyfriends who abuse:
httpo.//www.teenmag.com/allaboutyou/real life/032101 1.shtml
Get a Better Body Image:
http://www.teenmag.com/allaboutyou/real life/062900 1.shtml
Cutting:
http://www.teenmag.com/allaboutyou/real life/0110200 l.shtml
He Only Wanted Me for Sex
http://www.teenmag.com/allaboutyou/real life/091400 1:shtml

SECTION #2:

411: section will not be ported.

SECTION #3:
ADVICE: http://www.teenmag.com/advice/

- Index page remains - Will not port the seventeen.com sections FRIEND IN NEED or JILL'S HIP TIPS


BEAUTY Q&A:
-----------

How can I reduce the redness of my zits?
http://www.teenmag.com/advice/beauty qa/032502.shtml
When I blowdry, my hair gets frizzy:
http://www.teenmag:com/advice/beauty qa/031102.shtml

How to get great lashes:
http://www.teenmag.com/advice/beauty qa/010702.shtml
Your,Top 5 Hair Question Answered:
http://www.teenmag.com/advice/beauty qa/012802.shtml

LOVE DOCTOR:
------------

Things with my boyfriend are moving WAY too quickly. How can I slow him down without pissing him off?
http://www.teenmag.com/advice/love doctor/051602.shtml
My bf is TOO NICE! It drives me nuts!
http://www.teenmag.com/advice/love doctor/050202.shtml
I'm not ready to kiss my bf. What should I do?
http://www.teenmag.com/advice/love doctor//32102.shtml
The guy I like is cheating on his girl to be with me Is this a bad sign? http://www.teenmag.com/advice/love doctor/021402.shtml

BOY BEHAVIOR:
-------------

What kind of things do you talk about with guys on the phone?
http://www.teenmag.com/advice/boy behavior/041702.shtml
I'm falling in love with a great guy but he does drugs.
http://www.teenmag.com/advice/boy behavior/040302.shtml
My boyfriend got drunk and tried to fool around with someone else! http://www.teenmag.com/advice/boy behavior/022702.shtml
My B/F cheated. Should I give him a second chance?
http://www.teenmag.com/advice/boy behavior/022002.shtml
"I slept with my best friend's boy friend.
http://www.teenmag.com/advice/boy behavior/010902.shtml

WHAT'S YOUR PROBLEM?
---------------------

"My friend is always complaining that 'ugly' guys like her" http;//www.teenmag.com/advice/problem/032202.shtml
"I can't control my eating splurges"
http://www.teenmag.com/advice/problem/041902.shtml
"I think my crush likes my older sister" http://www.teenmag.com/advice/problem/050302.shtml
"Everyone's jealous of my looks and clothes."

http://www.teenmag.com/advice/problem/020402.shtml

SEX & BODY
-----------

Boobs: A Complete Owner's Manual
http://www.teenmag.com/advice/sex body/042602.shtml
I have a serious problem: I pull my hair out.
http://www.teenmag.com/advice/sex body/020402.shtml
What to expect at the Gynecologist:
http://www.teenmag.com/advice/sex body/092801.shtml
Getting your first period:
http //www.teenmag.com/advice/sex body/051101.shtml
As Your Body Turns: Welcome to Puberty
http://www.teenmag.com/advice/sex body/020801.shtml
A Girl's Guide to Pads and Tampons:
http://www.teenmag.com/advice/sex body/0122100.shtml

Section #4:

FUN: http://www.teenmag.com/fun/

-Index page remains - Seventeen.com sections will NOT be ported

WHY ME:
-------

http://www.teenmag.com/fun/whyme/whyme 080802 9.html http://www.teenmag.com/fun/whyme/whyme 080802 8.html http://www.teenmag.com/fun%whyme/whyme 080802 7.htm1 http://www.teenmag.com/fun/whyme/whyme 080802 6.html http://www.teenmag.com/fun/whyme/whyme_080802_5.html http://www.teenmag.com/fun/whyme/whyme 080802 4.html http://www.teenmag.com/fun/whyme/whyme 080802 3.html http://www.teenmag.com/fun/whyme/whyme 080802 2.html http://www.teenmag.com/fun/whyme/whyme_080802_1.html

http://www.teenmag.com/fun/whyme/whyme 101802 9.html
http://www.teenmag.com/fun/whyme/whyme 101802 8.html
----------------------------------------------------
http://www.teenmag.com/fun/whyme/whyme_101802_7.html
http://www.teenmag.com/fun/whyme/whyme_l01802_6.html
http://www.teenmag.com/fun/whyme/whyme_101802_5.html
http://www.teenmag.com/fun/whyme/whyme_101802_4.html
http://www:teenmag.com/fun/whyme/whyme_101802_3.html
http://www.teenmag.com/fun/whyme/whyme_101802_2.html
http://www.teenmag.com/fun/whyme/whyme 101802 l.html

MY SO BAD
---------

http://www.teenmag.com/fun/mysobad/mysobad_082002_9.html
http://www:teenmag.com/fun/mysobad/mys6bad_082002_8.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_7.html
http://www.teenmag:com/fun/mysobad/mysbbad_082002_6.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_5.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_4.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_3.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_2.html
http://www.teenmag.com/fun/mysobad/mysobad_082002_1.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_9.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_8.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_7.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_6.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_5.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_4.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_3.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_2.html
http://www.teenmag.com/fun/mysobad/mysobad_073002_1.htm1

FORTUNE TELLER:
---------------
http://www.teenmag:com/fun/horoscopes/fortuneteller/

PASSION PREDICTOR:
------------------
http://www.teenmag.com/fun/horoscopes/passionpredictor/

QUIZZES:
--------

Is he Healthy for You?
http://www.teenmag.com/fun/quizzes/032602.shtml

Are you a Good Friend?
http://www.teenmag.com/fun/quizzes/030502.shtml
Are you in a rush to grow up?
http://www.teenmag.com/fun/quizzes/092901.shtml
Do you know what guys think?
http://www.teenmag.com/fun/quizzes/041602.shtml
Are you body conscious?
http://www.teenmag.com/fun/quizzes/1ll00l.shtml
Are you ready for a boyfriend?
http://www.teenmag.com/fun/quizzes/052502.shtml
What kind of friend are you?
http://www.teenmag.com/fun/quizzes/012202.shtml
Do you always have to have your own way?
http://www.teenmag.com/fun/quizzes/020902.shtml
Are you a blabebrmouth?.
http://www.teenmag.com/fun/quizzes/012902.shtml
How happy are you?
http://www.teenmag.com/fun/quizzes/032302.shtml

POP QUIZZES:
------------

GWEN'STEFANI
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=gwen
USHER
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=usher
SMALLVILLE
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=smallville
FRIENDS 1
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=friends
FRIENDS 2
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=friends2
JESSICA SIMPSON
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=jessica
PRINCE WILLIAM
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=princewilliam
THAT 70s SHOW
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=70s
GILMORE GIRLS
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=gg
GILMORE GIRLS 2
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=ggg
ADAM SANDLER
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=sandler
CHICK ROCKERS
http://www.teenmag.com/fun/popquizzes/quiz.epl?quiz=rock

Section #5

STYLING' http://www.teenmag.com/stylin/
--------



-:Index page remains - Seventeen.com stuff, FASHION FILE, BEAUTY PICK and TRY IT ON will NOT be ported.

SU CASA:
--------

Revamp your Room:
http://www.teenmag.com/stylin/sucasa/121901 l.shtml
Flowered Mirror:
http://www.teenmag.com/stylin/sucasa/120501.shtml
Flower Bag:
http://www.teenmag.com/stylin/sucasa/042501.shtml
Embroidered Bags:
http://www.teenmag.com/stylin/sucasa/041801.shtml
Homemade facials:
http://www.teenmag.com/stylin/sucasa/021401.shtml
Customize Your Walls:
http://www.teenmag.com/stylin/sucasa/011601.shtml

HAIR: 101:
----------

Dressed Down Holiday Hair!
http://www.teenmag.com/stylin/hairl0l/121301_l.shtml
Taming Rebel Hair: Getting Straight Hair Is Possible http://www.teenmag.com/stylin/hair101/101801_1.shtml
Finally! Tresses That Obey Your Commands http://www.teenmag.com/stylin/hairl0l/080701_l.shtml
This look is made to be messy!
http://www.teenmag.com/stylin/hairl0l/040201.shtml
A quick and easy updo
http://www.teenmag.com/stylin/hairl0l/012201.shtml
Curl Power
http://www.teenmag.com/stylin/hairl0l/0122600.shtml
Straight Away!
http://www.teenmag.com/stylin/hair101/0112300.shtml
Long Hair
http://www.teenmag.com/stylin/hairl0l/0100900_l.shtml
Make Everday a Good Hair Day
http://www.teenmag.com/stylin/hair101/091200_1.shtml
Hair Crime: Don't Get Caught!
http://www.teenmag.com/stylin/hairl0l/090500_l.shtml
'Dcs You Can Do
http://www.teenmag.com/stylin/hair101/070400. l.shtml

SKIN: 101
---------

Haw To Have Perfect Skin:
http://www.teenmag.com/stylin/skin/
My skin is getting bad. What can I do to get rid of these zits?
http://www:teenmag.com/advice/sex body/110901.shtml
Fix Skin Flaws:
http://www.teenmag.com/advice/sex body/091401.shtml
All About Acne:
http://www.teenmag.com/advice/sex body/080301.shtml
Your Skin and the Sun:
http://www.teenmag.com/advice/sex body/062501 l.shtml

Section #6

Star Stuff: Entire section will not be ported.
-----------

Per our understanding, iVillage will receive HTML of all pages on current site. They will also get.SWF files of all games and love temperature and .JPGS of past features. Below is a list of the pages on the current site of cosmogirl.com and a list of the pages that need to be brought over from Alloy and archived.


Feature                                        URL                                                                         On new si
-------                                        ---                                                                         ---------
CURRENT SITE
CG! Celebrity Yearbook   Main page            http:www.cosmogirlcom/yearbook/index.asp                                        Yes
                         E-card               http://java.cosmogirl.com/CosmoGirl/yearbook/ecard/index.jsp?userid=32&ceteb=1
                                              http://java.cosmogirl.com/CosmoGirl/yearbook/ecard/index.jsp?userid=32&celeb=2
                                              http://java.cosmogirl.com/CosmoGirl/yearbook/ecard/index.jsp?userid=32&ceIeb=3
                                              http://java.cosmogirl.com/CosmoGlrl/yearbook/ecard/index.jsp?userid=32&ceteb=4
                                              http://java.cosmogirl.com/CosmoGirl/yearbooklecard/index.jsp?userid=32&celeb=5
                                              http://java.cosmogirl.com/CosmoGirl/yearbook/ecard/index.jsp?userid=32&celeb=6

Astrolovematch           Main page            http://www.cosmogirl.com/astrolovematch/                                        Yes
                         Result pages         144 pages

Love temperature         Main page                                                                                            Yes

Quiz                     Main page            http://www.cosmogirl.com/quiz/                                                  Yes
                         question pages       6 pages
                         results pages        3 pages

What's Your Story        Main page            http://www.cosmogirl.com/whatsyourstory/                                        Yes
                         Question pages       30 questions

Club 2024                Main page            http://www.cosmogirl.com/2024/                                                  Yes
                         members page         http://www.cosmogirl.com/2024/
                         intern page          http://www.cosmogirl.com/2O24/members.asp
                         intern application   http://www cosmogirl.com/2O24/pdf/CG!2024_application.pdf

Fashion Addict           Main page            http://www cosmogirl.com/fashionaddict/index.html                               Yes


Makeover Madness     Main page                http://www.cosmogirl.com/makeovermadness/                    Yes

Daily horoscope      Main Page                http://www.cosmogirl.com/daily/horoscopes/                   Yes
                     Results                  12 pages
CG! E-zine           Main Page                http://www.cosmogirl.com/ezine/index.html                    Yes

In the Magazine      Main Page                http://www.cosmogirl.com/ezine/index.htmL                    Yes

Win lt!                                       http://www.cosmogirl.com/winit/index.html                    Yes

Win today            Main page                http://www.cosmogirl.com/wintoday/wintoday.asp               Yes
                     Thanks                   http://www.cosmogirl.com/login/wintoday/_thank.asp

                     Winners page             http://www.cosmogirl.com/wintoday/winners/
                     Prizes page              http://www.cosmogirl.com/wintoday/prizes/
                     Rules                    http://www.cosmogirl.com/winit/rules/

2024 newsletter

CG! E-zine

PAST S1TES-SWFS
Operation Kiss-off                                                                                         No
Party Girl                                                                                                 No
Kiss the Rock Star                                                                                         No
Love Thermometer                                                                                          Yes

 All Media Units                                                            yes

 PAST HTML
 2024-CG! of the year                                                        No
 Kiss of Approval Beauty Survey                                              No
 Kiss of Approval Fashion Survey                                             No
 AIDS Survey quiz                                                            No
 Kiss of America                                                             No
 Scandal                                                                     No
 Answering Service                                                           No
 Send and Score                                                              No

 JPGS
 Survival of the Sexiest
 CG! of the Year
 Hot Boyfriend
 Naked Eye candy
 Kiss of Approval Beauty
 Kiss of Approval Fashion
 Scandal
 Answering Service
 Send and Score
 Affiliate Program
 One-off E-cards

 REPORTS
 Poll results and list
 Astrolovematch text
 Webtrends reports
 2024 newsletters
 CG! e-zines

                                    EXHIBIT C
                              Maintenance Services



Basic Maintenance


Commencing with each applicable Relaunch Date and continuing through the Term and any Renewal Term of this Agreement, IV shall provide or arrange for the provision of such maintenance as is necessary and appropriate to enable Hearst to maintain and operate the Websites as fully functional websites, including:

(i) regular maintenance of all software and hardware, such maintenance to include but not be limited to reviewing the Websites for technical errors;

(ii) 24 hour/7 day a week technician monitoring/support;

(iii) assuring that all supporting hardware and server software are maintained in good repair;

(iv) keeplng all software licenses related to the Websites current;

(v) regularly reviewing hotlinks contained on the Websites to ensure they are correct and current;

(vi) precautions against external electronic invasion of the supporting system;

(vii) advertising placement, billing and collection services and operational support.

Each month during the Term and any Renewal Term, IV will create a backup tape ("Tape") of all materials posted to the Websites and place all such Tapes in the care of an off-site data storage utilized by IV. IV will enter into a written agreement with such storage Hearst that will provide for the Tapes to be released to Hearst upon request for any reason, or upon termination or expiration of this Agreement. IV's current data storage company is Vital Records.

SEVENTEEN.COM CONTENT LIST


SECTION     SUB-SECTION                ARTICLE NAME.
--------    -----------                ------------

Beauty         Beauty Tip of the Day   Beauty Tip of the Day
Beauty         Beauty School           12 Ways to Bathing Bliss!
Beauty         Beauty School           From Blunder to Beauty
Beauty         Beauty School           Tips from a Celeb Makeup Artist
Beauty         Beauty School           The Commandments of Coloring Your Hair
Beauty         Beauty School           Be Beautiful - All Weekend Long
Beauty         Beauty School           Help Me, Seventeen- Your Top Ten Beauty Dilemmas
Beauty         Beauty School           6 Hot-Weather Hairstyles
Beauty         Beauty School           Go Golden: Do the Self-Tanning Thing Right
Beauty         Beauty School           Liner Notes: How to Get Celebrity Eyes
Beauty         Beauty School           Q & A: Tackling the Treasure Trail
Beauty         Beauty School           Great Tips for Growing Your Bangs
Beauty         Beauty School           Wear White Without Washing Out
Beauty         Beauty School           Feet First: Pedicure Tips
Beauty         Beauty School           Q & A: Getting Pretty Between Classes
Beauty         Beauty School           We Kiss You! Red Lips for Everyone
Beauty         Beauty School           Q & A: Cute Summer Styles
Beauty         Beauty School           Snippy! Get the Haircut You Want
Beauty         Beauty School           How to Hide a Zit
Beauty         Beauty School           Dealing with Blackheads
Beauty         Beauty Buzz             The Prom Diaries
Beauty         Beauty Buzz             5 Hometowns, 5 Great Looks
Beauty         Beauty Buzz             Sun 101: Don't Get Burned
Beauty         Beauty Buzz             How to Get a Britney Body
Beauty         Beauty Buzz             Blue Eyeshadow It's Baaaaackl
Beauty         Beauty Buzz             My First Facial
Beauty         Beauty Buzz             Beauty Myths and Secrets
Beauty         Beauty Buzz             Beauty Potions You Can Whip Up at Home
Beauty         Beauty Buzz             The Seventeen Spa: A Fuzzy Robe with Your Name on It
Beauty         Beauty Buzz             Our Editors' Secret Weapons
Beauty         Beauty Buzz             Perfect Plaits: Braids are Back!
Beauty         Rate It!                4 Non-Blondes Return to Their Roots
Beauty         Rate It!                17 Under $17: Pudgy Pencils
Beauty         Rate It!                17 Under $17: All That Glitters
Beauty         Rate it!                17 Under $17: Bronzed Beauty
Beauty         Rate It!                17 Under $17: Summer Spritzers
Beauty         Rate It!                17 Under $17: Chocolate Makeup
Beauty         Rate It!                17 Under $17: Golden Glow
Beauty         Rate It!                17 Under $17: Red Alert!
Beauty         Rate It!                17 Under $17: Grainy Scrubs
Beauty         Rate It!                17 Under $17: Rub-a-Dub-Dub Soaps
Beauty         Rate It!                17 Under $17: Rose-Colored World
Beauty         Rate It!                17 Under $17: Do Good and Look Good
Beauty         Test Drive              Test Drive: Hair Goop
Beauty.        Test Drive              Test Drive: Kissable Lips
Beauty         Test Drive              Test Drive: Sunscreen
Beauty         Test Drive              Test Drive: Deep Conditioners
Beauty         Test Drive              Test Drive: Beauty at the Beach
Beauty         Test Drive              Test Drive: Holiday Shimmer
Beauty         Test Drive              Test Drive: Lip Gloss
Beauty         Test Drive              Test Drive: Mascara.
Beauty         Test Drive              Test drive: Moisturizers
Beauty         Test Drive              Test Drive: Nail Polish
Beauty         Hair 2003               We've got Hair Mania
Beauty         Hair 2003               The Corrimandments of Color: Everything you ever want
Beauty         Hair 2003               24 Hot Hair Tips: Having a bad hair day? We're here to
Beauty         Hair 2003               Snippy! Get the haircut you, want.
Beauty         Hair 2003               The 17 Hair Booster
Beauty         Hair 2003               Test Drive: Hair goop
Beauty         Hair 2003               Test Drive: Deep conditioners
Beauty         Hair 2003               Hot-Weather Hairstyles: Six flirty beat-the-heat 'dos.
Beauty         Hair 2003               17 Under $17: Cool off and soften your hair and skin wit
Beauty         Hair 2003               Are you high maintenance about your hair?
Beauty         Hair 2003               Your Beauty 'Tude: Which fall face is you?
Fashion        Get the Look            15 Fab Party Dresses: Take Your Pick!
Fashion        Get the Look            School Zone UT-Austin: Lone-Star Style!
Fashion        Get the Look            The Perfect Skirt for Your Shape
Fashion        Get the Look            School Zone: The(degree)Life and Style of NYU students
Fashion        Get the Look            Bundle Up! Pick Your Favorite Fall Coat
Fashion        Get the Look            Sweaters for Every Stripe
Fashion        Get the Look            Rocker Shopper: Our Reader Gets a Makeover by Lillix!
Fashion        Get the Look            It's in the Bag: Cute Fall Carry-alls
Fashion        Get the Look            Super-sized URLS for Bodacious Babes!
Fashion        Get the Look            Slim Shady: Skinny Pants for Any Legs
Fashion        Get the Look            A Few of Ashanti's Favorite Things
Fashion        Get the Look            Hippie Chick: Retro-Inspired Duds
Fashion        Get the Look            The Best Frock for Your Figure
Fashion        Get the Look            Get Into the Fashion Action, Charlie's Angel-Style
Fashion        Get the Look            Spring Fashion: Cheap or Steep?
Fashion        Get the Look            Tomboy Chic: 5 Tough-But-Sweet Looks
Fashion        Get the Look            Seeing Red: Cheap or Steep?
Fashion        Get the Look            17 Shopper: Vintage Vibe
Fashion        The Buzz                Surfer Girl: Off the Runway, Into the Waves
Fashion        The Buzz                Solar Power: This Season's Hottest Shades
Fashion        The Buzz                What Are Trendsetters Wearing This Minute?
Fashion        The Buzz                Wanna Work in Fashion?
Fashion        The Buzz                Bra Basics
Fashion        The Buzz                Busy Philipps' Relaxed Style
Fashion        The Buzz                Flip-flop 'til You Drop!
Fashion        The Buzz                Fringe Benefits
Fashion        The Buzz                Behind the Hangers
Fashion        The Buzz                Skirts and Pants: Together at Last
Fashion        The Buzz                Surf Chic
Fashion        The Buzz                Vegetarian Shoes!
Fashion        The Buzz                This Summer, Put a Lid on It
Fashion        17 Shoots               Take a Backstage Peek at Fashion Week!
Fashion        17 Shoots               A Day in the Life of a Young Model
Fashion        17 Shoots               Go to Homecoming with TV's Hottest Teens!
Fashion        17 Shoots               5 Models Tell Us What's Inside Their Pretty Heads
Fashion        17 Shoots               Devon and Tyrese: Beach Blanket Babes
Fashion        17 Shoots               From Girl-Next-Door to Gorgeous Glamourpuss
Fashion        17 Shoots               Behind-the-Scenes at a '50s Fashion Shoot
Fashion        17 Shoots               Couples In-Sync
Fashion        17 Shoots               Dancing Lessons at a Minis Fashion Shoot
Fashion        17 Shoots               How to Have a Preppy Prom
Fashion        Hot Stuff               Lacy Tops That Get Our Vote!
Fashion        Hot Stuff               Easy E-Shopping: The Best Stops on the Web
Fashion        Hot Stuff               Mad for Miniskirts
Fashion        Hot Stuff               Go Green for Under $17!
Fashion        Hot Stuff               Super Shorties
Fashion        Hot Stuff               Dreamy Prom Dresses
Fashion        Hot Stuff               Retro Sneakers
Fashion        Hot Stuff               Satin: Celebrities' Second Skin
Fashion        Hot Stuff               Canary Colors
Fashion        Hot Stuff               Snuggly Camis
Fashion        Hot Stuff               Minidresses with Moxie
Fashion        Hot Stuff               Cool Trenches
Fashion        Hot Stuff               Total Terrycloth
Fashion        Hot Stuff               Sweats with Sass
Fashion        Hot Stuff               Velvet Teens
Fashion        Hot Stuff               Denim Rules
Fashion        Hot Stuff               Tart Tees
Fashion        Hot Stuff               Surf's Up
Fashion        Hot Stuff               Poised for Turquoise
Fashion        Hot Stuff               Get in Line for Pinstripes
Fashion        Hot Stuff               Divine Knits
Fashion        Hot Stuff               Winter Woolies
Fashion        Hot Stuff               The Best Vests
Fashion        Hot Stuff               Patchwork Planet
Fashion        DIY                     5 Ways to Gussy Up Your Trench Coat
Fashion        DIY                     6 Ways to Makeover a Plain Ol' Tee
Fashion        DIY                     17 Ways to Get a Nifty '50s Look
Fashion        DIY                     3 Ways to Get Ballet Chic
Fashion        DIY                     Put a Boho Spin on Your Tote Bag
Fashion        DIY                     How to Winterize (and Beautify) Your Pea Coat
Fashion        DIY                     10 Ways to Jazz Up Your Old Jeans
Stars          Coverstory              December 2003: Pink Shows Us Her Softer Side (Sort Of
Stars          Coverstory              October 2003: Paris Hilton on Glitz, Glam, and Milking C
Stars          Coverstory              September 2003: Brittany Murphy is One Happy Camper
Stars          Coverstory              November 2003: Jessica Biel's New Horror Flick, and Mo
Stars          Coverstory              August 2003: 17 Things About Mandy Moore
Stars          Coverstory              July 2003: Charlie's Angels Get Into the Fashion Action
Stars          COverstory              June 2003: A Few of Beyonce's Favorite Things
Stars          Coverstory              May 2003: The Book of Buffy
Stars          Coverstory              April 2003: 17 Reasons to Love Kate Hudson.
Stars          Coverstory              March 2003: Kristin Kreuk's Low-Key Loveliness
Stars          Coverstory              Prom Special 2003: Michelle Trachtenberg
Stars          Coverstory              February 2003: Anne Hathaway's Real-Life Cinderella St
Stars          Coverstory              January 2003: Avril Lavigne Says, 'Don't Label Me!'
Stars          Coverstory              December 2002: Kelly Clarkson v. Kelly Osbourne
Stars          Coverstory              November 2002:Justin : Timberlake Makes Us Quake
Stars          Coverstory              October 2002: Reese Witherspoon has Beauty, Brains, a
Stars          Coverstory              September 2002: Julia Stiles, Normal College Kid
Stars          Coverstory              August 2002: Selma Blair Doesn't Apologize
Stars          Coverstory              July 2002: Sarah Michelle Gellar, All-American Avenger
Stars          Coverstory              June 2002: Kirsten Dunst is Basically Perfect
Stars          Coverstory              May 2002: The Gorgeous Gilmore Girls
Stars          Coverstory              April 2002: Keri Russell on That Haircut
Stars          Coverstory              March 2002: Jennifer Garner Can't Keep a Secret
Stars          It Boy/It Girl          It Boy: D.J. Cotrona, Star of Fox's New Drama, Skin
Stars          It Boy/It Girl          Mandy's Andy: Our Favorite Tennis Star
Stars          It Bay/It Girl          It Girl Nikki Reed: The Star of, Thirteen on Life in the Fas
Stars          It Boy/It Girl          It Boy: Mike Vogel is Seriously Accident-Prone
Stars          it Boy/It Girl          A Few of Ashanti's Favorite Things
Stars          It Boy/It Girl          JC Chasez is Going Solo
Stars          It Boy/It Girl          Mike Erwin Wakes Up and Tells All
Stars          It Boy/It Girl          Seann William Scott.: Our Favorite Clown
Stars          It Boy/It Girl          17 Things About Corey Sevier
Stars          It Boy/It Girl          Orlando' Bloom is Bloomin' Gorgeous!
Stars          It Boy/It Girt          Zooey Deschanel on Blooming Late
Stars          It Boy/It Girl          Zach Braff on Living the Actor's Dream
Stars          It Boy/It Girl          Eugene Byrd: A Poet with a Playboy's Looks
Stars          It Boy/It Girl          Laura Regan Doesn't Like Scary Movies
Stars          It Bay/It Girl          Ian Somerhalder is Very, Very Private
Stars          It Boy/It Girl          Evan Rachel Wood Thinks She's a Dork
Stars          It Boy/It Girl          Matt Czuchry's Big Move From Tennessee to Hollywood
Stars          It Boy/It Girl          You'll Dig Ryan Merriman of Veritas
Stars          It Boy/It Girl          Thomas Ian Nicholas, a Nice Guy
Stars          It Boy/It Girl          Linda Cardellini's Mellow Vibe
Stars          It Boy/It Girl          Monica Keena Tells Us a Secret
Stars          It Boy/It Girl          Amber Benson Isn't Dead
Stars          It Boy/It Girl          Michelle Branch is 'Everywhere'
Stars          It Boy/It Girl          Anson Mount on Eating Garlic and Kissing Britney
Stars          Views                   Inside a Photo Shoot with Kelly Clarkson!
Stars          Views                   Behind-the-Scenes with TV's Hottest Teens!
Stars          Views                   Blonde Justice: Legally Blonde 2
Stars          Views                   The Ten Best Blondes Ever, From Gwen to Gwyneth
Stars          Views                   Wakefield and Chris Pratt on their Big Break
Stars          Views                   Talkin' Rock'n' Roll with seventeen/Redken Rock Stars S
Stars          Views                   Summer Lovin': Classic Movies to Lounge By
Stars          Views                   Behind-the-Scenes at American Dreams, Part 2
Stars          Views                   Vanessa Lengies Takes Us Behind- the-Scenes at Americ
Stars          Views                   That 70's Girl: An Extra for a Day
Stars          Views                   What It Took to Write The Lovely Bones
Stars          Views                   Mandy Moore on Why Brunettes Have More Fun
Stars          Views                   How to Get the Britney Body
Stars          Views                   Chad Michael Murray: The Guy Behind Dawson's Sexy-bi
Stars          Views                   Colin Farrell's Irish Eyes Are Smiling
Stars          Views                   Was Tanuja Desai Hidier Born Confused?
Stars          Views                   The Laramie Project
Stars          Views                   Milo Ventimiglia Stays Down to Earth
Stars          Views                   Booty for Hire: How to Get Grammy Tickets
Stars          Views                   How Far Will a Boy Go to Find the Girl of his Dreams?
Stars          Views                   Majandra Delfino Says Goodbye to Roswell
Stars          Views                   Ryan Merriman, Slasher-Flick Star, Is Scared of Lullabies
Stars          Views                   Behind-the-scenes with Heath Ledger and Kate Hudson!
Stars          Views                   Tune Up Your Weekend! Songs to Kick Off Your Time Off
Stars          Reviews                 Discover Your CD Destiny!
Stars          Reviews                 Which Hot New CD is Perfect for You?
Stars          Reviews                 Rate Texas Chainsaw Massacre, and Other Spine-Tingler
Stars          Reviews                 Rate New CDs from Mya, Jane's Addiction, Michelle Bran
Stars          Reviews                 Rate Tomb Raider: The Cradle of Life and More Girl-Emp
Stars          Reviews                 Rate Hollywood Homicide and Get More Action!
Stars          Reviews                 Fresh Tracks by Liz Phair, Radiohead, Lillix, and More
Stars          Reviews                 Rate Lizzie McGuire, and Get More Romance!
Stars          Reviews                 Hot Tunes: From Ashanti to The Strokes, the 10 Best Su
Stars          Reviews                 Sweet Home Alabama: Sassy and Smart - Just Like Rees
Stars          Reviews                 Beyonce's Got Mojo, Baby!
Stars          Reviews                 Crossroads' Message of Sisterhood
Stars          Reviews                 Catch a Wave with Blue Crush
Stars          Reviews                 It's a Green, Green, Green, Green World
Stars          Reviews                 Should you Scooby-Doo?
Stars          Reviews                 Valentine's Day Videofest!
Stars          Reviews                 The White Stripes Do It Right
Stars          Reviews                 Ya-Ya, It's a Really Good Movie!
Stars          Reviews                 Fly Solo: 6 Quirky Books for V-day
Stars          Reviews                 Writing Queen: Seventeen's 2002 Fiction Contest Winne
Stars          Reviews                 Starsailor Sails to Our Shores
Stars          Reviews                 Real Teens: A Review of We're Not Monsters
Stars          Reviews                 17 Words About 17 Records: Ash, Glassjaw, Something
Stars          Reviews                 17 Words About 17 Records: New Found Glory, Flaming
Stars          Q&A                     Q & A: John Mayer
Stars          Q&A                     Dido: The Shy Songbird Speaks Out
Stars          Q&A                     The Tao of Bow Wow: The Lil' Rapper is All Grown Up
Stars          Q&A                     Eric Christian Olsen: The New Jim Carrey
Stars          Q&A                     It's Play Time!
Stars          Q&A                     Lillix: Pop-Rocker Girls from Up North
Stars          Q&A                     J.Lo: Made in the Bronx
Stars          Q&A                     17 Questions for Erika Christensen
Stars          Q&A                     Ashanti Shares Her Good Vibe
Stars          Q&A                     Scarlett and David of Eight Legged Freaks Chat About Sl
Stars          Q&A                     JC Loves a Good Hair Day
Stars          Q&A                     Chatting with the Beu Sisters
Stars,         Q&A                     Road-Tripping with blink-182
Stars          Q&A                     Gwen Rocks Steady
Stars          Q&A                     Katie Holmes: Onward from Dawson's
Stars          Q&A                     Livin' It Up with Ja Rule
Stars          Q&A                     JLo's had Enough
Stars          Q&A                     17 Questions for Ludacris
Stars          Q&A                     Nelly's Life on Tour
Stars          Q&A                     Behind-the-Scenes at the New Star Showcase!
Stars          Q&A                     3rd Storee Keeps the Beat
Stars          Q&A                     17 Questions for Robin Tunney
Stars          Q&A                     Glassjaw's Daryl Palumbo Says Start Your Own Band!
Stars          When I was 17           Sean Hayes (Jack from Will and Grace) - on High School
Stars          When I was 17           Justin Guarini Reminisces About his Tights-Wearing Days
Stars          When I was 17           Tyra Banks, Catholic Schoolgirl
Stars          When I was 17           Mark McGrath Shows Us His Sensitive Teenaged Side (A
Stars          When I was 17           Rebecca Romijn-Stamos and her Ugly Prom Dress
Stars          When I was 17           David Boreanaz: Teen Angel`
Stars          When I was 17           'Karen Walker' Dishes Out Dangerous Advice
Stars          When I was 17           Lara Flynn Boyle: Model Student (Except Driver's Ed)
Stars          When I was 17           Sheryl Crow, a.k.a. 'Birdlegs'
Stars          When I was 17           Eve was Perpetually Grounded
Stars          When I was 17           Lauren Graham, Girl Next Door
Stars          When I was 17           Lenny Kravitz Was Always Cool
Stars          When I was 17           The Flaming Lips Were Band Geeks
Stars          When I was 17           Mary J. Kept Her Head Up
Stars          When I was 17           Missy Elliott: The Class Clown Who Stole her Mom's Car
Stars          When I was 17           Ricki Lake Was a Pretty Good Kid
Stars          When I was 17           Tori Amos: Girl Goddess
Sex & Body     Nosh                    Get New Recipes for Rocking the Bake Sale!
Sex & Body     Nosh                    Summer Chill-Out Drinks: Smoothies, Iced Things, and I
Sex & Body     Nosh                    A Blueberry Pie Recipe from Michelle Branch!
Sex & Body     Nosh                    How to Throw a Posh Party
Sex & Body     Nosh                    Veg Out: Tasty Tips on Going Vegetarian
Sex & Body     Nosh                    Fending Off the Freshman 15, Part 1
Sex & Body     Nosh                    Fending Off the Freshman 15, Part 2
Sex & Body     Nosh                    Coffee: Good or Evil?
Sex & Body     Workout                 17 Stress Busters
Sex & Body     Workout                 Workout: Take a Hike!
Sex & Body     Workout                 Workout: Pilates
Sex & Body     Workout                 Star Trainers, Star Bods
Sex & Body     Workout                 Workout: Soccer Drills
Sex & Body     Workout                 Workout: Five Yoga Moves
Sex & Body     Workout                 Workout: Bellydancing
Sex & Body     Workout                 Astro-cise: The Perfect Workout for your Sign!
Sex & Body     Workout                 Om Sweet Om: Yoga at Home
Sex & Body     Workout                 Test Drive: Sports Drinks
Sex & Body     Workout                 What Style of Sneaker is Right for You?
Sex & Body     Workout                 Move It! Make Your Workout Pay Off
Sex & Body     Sex Smarts              How Much Do You Know About Emergency Contraception
Sex & Body     Sex Smarts              Going to the Gyno?
Sex &`Body     Sex Smarts              Are You Being Pressured to Have Sex?
Sex & Body     Sex Smarts              How Do I Know When I'm Ready?
Sex & Body     Sex Smarts              Can Minors Get Birth Control on Their Own?
Sex & Body     Sex Smarts              Do You Know How to Protect Yourself from Unplanned Pr
Sex & Body     Sex Smarts              Are You STD Savvy?
Sex & Body     Sex Smarts              Let's Talk About Sex
Sex & Body     Sex Smarts              How To Deal With a Pregnancy Scare
Sex & Body     Sex Smarts              The Low-Down on Hooking Up
Sex & Body     Sex Smarts              Ready or Not?
Sex & Body     Sex Smarts              The Birds and the Bees: How to Have 'The Talk' with You
Sex & Body     Sex Smarts              I'm Dating an Older Guy
Sex & Body     Sex Smarts              What's with the Discharge 'Down There'?
Sex & Body     Sex Smarts              All About Your Flow, Girl!
Sex & Body     Sex Smarts              When Your Friend Is Gay
Sex & Body     Sex Smarts              What's Your Sexual Orientation?
Sex & Body     Sex Smarts              All About the Pill
Sex & Body     Sex Smarts              Are You Ready to Go All the Way?
Sex & Body     Sex Smarts              Spring Break: Stay Safe, Stay Sober
Sex & Body     Sex Smarts              How to Make This Your Healthiest Year Yet
Sex & Body     Q&A                     Why Do I Have Stretch Marks?
Sex & Body     Q&A                     Do You Know What It Feels Like for a Girl?
Sex & Body     Q&A                     My Tampon Is Killing Me!
Sex & Body     Q&A                     Is the Pill Reliable?
Sex & Body     Q&A                     How Do I Know If I'm Still a Virgin?
Sex & Body     Q&A                     Should I Shave My Bikini Line?
Sex & Body     Q&A                     What Kind of Birth Control Should I Use?
Sex & Body     Q&A                     Can I Have Sex During My Period?
Sex & Body     Q&A                     Second Virginity: I Regret Having Sex!
Sex & Body     Q&A                     What Can I Expect at the Gynecologist's Office?
Sex & Body     Q&A                     How Can I Make My Boobs Smaller?
Sex & Body     Q&A                     Am I Infertile?
Sex & Body     Q&A                     Can I Get an STD Even If I Didn't Have Sex?
Love           Love Meter!             The SATs of Love
Love           Love Meter!             Hot Guy: Choose Our Mr. December!
Love           Love Meter!             Hot Guy: Choose Our Mr. November!
Love           Love Meter!             Hot Guy: Choose Our Mr. October!
Love           Love Meter!             Hot Guy: Choose Our Mr. September!
Love           Love Meter!             Love Games: Who Does Jessica Really Love?
Love           Love Meter!             Love Games: Who is Jonice's Real Boyfriend?
Love           Love Meter!             Hot Guy: Which One Made Mr. August?
Love           Love Meter!             Love Games: Who's the Jack for Jill?
Love           Love Meter!             Would You Date This Guy? Troy Likes Girls with Big Brai
Love           Love Meter!             Hot Guy: Pick Mr. July!
Love           Love Meter!             Hot Guy: Which Heartthrob is Mr. June?
Love           Love Meter!             Love Games: Guess Which Guy is Angie's Guy!
Love           Love Meter!             Love Games: Locate Lindsay's Real Love
Love           Love Meter!             Would You Date This Guy? Greg is Really Really Tall
Love           Love Meter!             Would You Date This Guy?, Robbie is So Romantic
Love           Love Meter!             17 Boys of Fall: The Hottest Dudes in 2002
Love           Love Meter!             Would You Date This Guy? Phil Likes Toys and Angelina.
Love           Love Meter!             17 Boys of Summer: 2002's Best and Brightest Boys
Love           Love Meter!             Would You Date This Guy? Joe Likes to be Tickled
Love           Love Meter!             17 Hot Prom Dates: Which Star Will You Pick?
Love           Q&A                     Sound Advice: Is It OK to Be Jealous?
Love           Q&A                     Sound Advice: 15 and Never Been Kissed
Love           Q&A                     Girls Who Made the First Move
Love           Q&A                     Boytalk: Why is Everyone Calling Me a Slut?
Love           Q&A                     Sound Advice: How Can I Tell If He Likes Me?
Love           Q&A                     Sound Advice: What's a Good Kiss?
Love           Q&A                     Boytalk: My Ex Is Obsessed!
Love           Q&A                     Boytalk: Should I Have Sex for the First Time on Prom N
Love           Q&A                     Boytalk: Why Do I Hate It When Boys Like Me?
Love           Q&A                     Sound Advice: Is He Just Using Me?
Love           Q&A                     Boytalk: Can Long-Distance Relationships Work?
Love           Guys Talk               Where Do Guys Go for Their Girl Advice?
Love           Guys Talk               Guys Talk: Who is Your Dream Fling?
Love           Guys Talk               Guys Talk: What They Are Afraid of -About You!
Love           Guys Talk               Guys Talk: Boys Fess Up About Their Last Good Cry
Love           Guys Talk               Guys Talk: The Most Romantic Moment Ever
Love           Guys Talk               Guys Talk: Embarrassing Date Disasters
Real Life      Horoscopes              Daily Horoscopes
Real Life      Soapbox                 Check Out These Mortifying Moments, and Submit Your
Real Life      Soapbox                 The 17 Blogs: What Our Reader Contributors Are Thinkin
Real Life      Soapbox                 Un-sexy Underwear Moments, Exposed!
Real Life      Soapbox                 How to Talk to Teachers
Real Life      Soapbox                 Boy Behaving Badly? Kick 'Em to the Curb!
Real Life      Soapbox                 Tell Us About Your Prom!
Real Life      Soapbox                 The Curse of the Middle Child
Real Life      Soapbox                 How to Ace a Class
Real Life      Soapbox                 Thrifty Me: How to Shop Vintage
Real Life      Soapbox                 All-Star Traumaramas
Real Life      Soapbox                 How I Learned to Love Myself
Real Life      Soapbox                 The Inside Scoop on College
Real Life      Soapbox                 Choose the Right College
Real Life      Soapbox                 What Color is Your Aura?
Real Life      Soapbox                 Failing at the DMV
Real Life      Soapbox                 Traumarama: Mom-Related Disasters
Real Life      Soapbox                 A Lament About Low-Rider Jeans
Real Life      Soapbox                 What Do You Think of Seventeen?
Real Life      Soapbox                 I Started a Gay Prom
Real Life      Soapbox                 Give Back and Be Featured in seventeen!
Real Life      Soapbox                 How to Be a Better Diarist
Real Life      Soapbox                 Ton Talks: Goodbye seventeen, hello college!
Real Life      Soapbox                 Diary: Surfer Girls in Fiji
Real Life      Soapbox                 Diary: Surf Camp
Real Life      Clubs                   Be a Part of the seventeen - Book Divas Club: Reading d
Real Life      DIY                     The Zine Scene: Get Underground and Speak Out!
Real Life      DIY                     V-day Cards for Rebels
Real Life      DIY                     How to Make a Rad Denim Gift Box
Real Life      DIY                     The Todd Oldham Room Makeover
Real Life      DIY                     Last-Minute Halloween Costume Ideas
Real Life      DIY                     Wrap it! Print Out Personalized Paper
Real Life      Q&A                     Q & A: It's a Family Affair
Real Life      Q&A                     Do I Have to Practice My Faith Like my Family?
Real Life      Q&A                     I'm Terrified of Getting a Bad Grade!
Real Life      Q&A                     How Can I Help My Overweight Friend?
Real Life      Q&A                     How Can I Change My Lying Ways?
Real Life      Q&A                     Are My Best Friend and I Growing Apart?
Real Life      Q&A                     My Friend Has Found Religion and She's'Driving Me Craz
Real Life      Q&A                     Is My Boyfriend Suicidal?
Real Life      Q&A                     How Do I Stop My Friend from Having Unprotected Sex?
Real Life.     Q&A                     How Do I Help My Friend Who Was Raped?
Real Life      Q&A                     What Should I Do About My Crush on My Teacher?
Real Life      Q&A                     I'm Jealous of My Best Friend
Real Life      Q&A                     How Can I- Make Up for My Mean E-mail?
Real Life      Q&A                     I'm Homesick at College
Real Life      Q&A                     How Do I Get My Deadbead Dad to Pay Up?
Real Life      Q&A                     Ask a Sophomore About College!
Quizzes        Beauty                  How Important Are Looks to You?
Quizzes        Beauty                  What Kind of Care Does Your Skin Need?
Quizzes        Beauty                  Which Fall Makeup Trend is Right for You?
Quizzes        Beauty                  Hey Hot Ups! Recognize these Celebrity Smiles?
Quizzes        Beauty                  Are You High Maintenance About Your Hair?
Quizzes        Beauty                  What's Your Eye Candy Color?
Quizzes        Beauty                  What's Your Perfume Personality?
Quizzes        Fashion                 What Teeny Bikini Suits You Best?
Quizzes        Fashion                 Top it off! Take Our Mad Hatter Quiz
Quizzes        Fashion                 What's Your Bra Personality?
Quizzes        Fashion                 Which Boots Fit Your Personality?
Quizzes        Fashion                 Grade Your Back-to-School Style!
Quizzes        Fashion                 Which Celeb is Your Style Soulmate?
Quizzes        Fashion                 Are Trends Your Friend?
Quizzes        Fashion                 What's Your Summer Style?
Quizzes        Fashion                 Jewelry That Fits Your Look and Budget
Quizzes        Stars                   Who Will be Your Celebrity Prom Date?
Quizzes        Stars                   What Holiday Movie is Right for You?
Quizzes        Stars                   Which WB Character Are You?
Quizzes        Stars                   Which Sweet Home Alabama Guy is Your Soulmate?
Quizzes        Stars                   How Much Do You Know About Girl Rockers?
Quizzes        Stars                   Prom Goes to the Movies: Test Your "Prom Scene" know
Quizzes        Stars                   Mommy; Dearest: What Do You Know About Celeb Moms
Quizzes        Stars                   Which Hot New CD is Perfect for You?
Quizzes        Sex and Body            Going to the Gyno?
Quizzes        Sex and Body            Are You Being Pressured to Have Sex?
Quizzes        Sex and Body            How Can You Protect Yourself from Teen Pregnancy?
Quizzes        Sex and Body            Are You STD Savvy?
Quizzes        Sex and Body            Let's Talk About Sex
Quizzes        Sex and Body            Which Workout is Perfect for You?
Quizzes        Sex and Body            Are You Hot?
Quizzes        Sex and Body            Do You Hate Your Body?
Quizzes        Sex and Body            What Do You Know About Safe Sex?
Quizzes        Sex and Body            Are You 'A Menstrual Maven?
Quizzes        Sex and Body            How Much Do You Know About Emergency Contraception
Quizzes        Love                    Are You Too Picky?
Quizzes        Love                    Are You Over Him Yet?
Quizzes        Love                    Are You A Jerk Magnet?
Quizzes        Love                    Do You Live to Love or Love to Fight?
Quizzes        Love                    Love, Like, or Infatuation?
Quizzes        Love                    Find a Gift for Your Valentine!
Quizzes        Love                    Is He Looking for Love?
Quizzes        Love                    Could Your Guy Friend Be Your Boyfriend?
Quizzes        Love                    How Far Would You Go for Him?
Quizzes        Love                    Total Loser or True Love?
Quizzes        Love                    What's Your Dating Style?
Quizzes        Love                    How. Hard Do You Crush?
Quizzes        Love                    What's Your Boy IQ?
Quizzes        Love                    Is Your Guy a Grown-Up?
Quizzes        Love                    Are You an Evil Ex?
Quizzes        Love                    Dog, Cat, or Boyfriend?
Quizzes        Love                    Is Your Guy Too Shy?
Quizzes        Love                    Are You Romantic?
Quizzes        Love                    Can Your Love Go the Distance?
Quizzes        Real Life               What Should Be Your College Major?
Quizzes        Real Life               Are You a Slave to the Clique?
Quizzes        Real Life               Find the Perfect Gift for Your Mom!
Quizzes        Real Life               Are You a Free Spirit?
Quizzes        Real Life               Are You Paranoid?
Quizzes        Real Life               What's Your Future Career?
Quizzes        Real Life               What's Your Prom Personality?
Quizzes        Real Life               Are You Too Passive?
Quizzes        Real Life               What's Your Party Style?
Quizzes        Real Life               Are You a Snob?
Quizzes        Real Life               Are You a Bully?
Quizzes        Real Life               Can You Shut Up?
Quizzes        Real Life               Do You Procrastinate?
Quizzes        Real Life               How Do You Rock?
Quizzes        Real Life               Are You in a Rut?
Quizzes        Real Life               Can You Come Back from a Set-back?
Quizzes        Real Life               Could You Cut it as a Celeb?
Quizzes        Real Life               Do You Deserve Your Best Friend?
Quizzes        Real Life               Are You a Guy's Girl?
Games                                  The 17 Gift Giver
Games                                  The 17 Pet Boyfriend Game
Games                                  Book It!
Games                                  Back-to-School Style Selector
Games                                  The 17 Love Oracle
Games                                  The 17 Cover Creator
Games                                  The 17 Crib Creator
Games                                  The 17 Celebrity Family Creator
Games                                  The 17 Hair Booster
Games                                  The Herstory Game
Fashion        School Zone             University of Michigan School Zone
Fashion        Style Q&A               Style Q&A for January
Fashion        DIY                     Knit Knack
Beauty         Skin Deep               A to Zits
Real Life      Guys Talk               That Lovin Feeling
Little Black   B Stars                 Liv Tyler
Little Black   B Hot Tunes             December Hot Tunes
Little Black   B Hot to Watch          School Daze
Fun Stuff      Quiz                    Which New DVD Suits Your Personality
Fun Stuff      Quiz                    What's Your STD IQ
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http://www.seventeen.com/beauty/be.tip.index.epl                Fun Stuff         Tip of the Day             maybe we don't take
http://www.seventeen.com/beauty/be.sch.schoo107.html            Beauty            Beauty School
http://www.seventeen.com/beauty/be.sch.schoo106.html            Beauty            Beauty School
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http://www.seventeen.com/beauty/be.sch.qa04.01.html             Beauty            Skin Deep
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http://www.seventeen.com/beauty/be.sch.schoo102.html            Beauty            Beauty School
http://www.seventeen.com/beauty/be.sch.school0l.html            Beauty            Trend to Try
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http://www.seventeen.com/beauty/be.buz.redlips.html             Beauty            Trend to Try
http://www.seventeen.com/beauty/be.sch.qa02.html                Beauty            Skin Deep
http://www.seventeen.com/beauty/be.buz.haircut.html             Beauty            Beauty School
http://www.seventeen.com/beauty/be.buz.zit.html                 Beauty            Skin Deep
http://www.seventeen.com/beauty/be.buz.blackheads.html          Beauty            Skin Deep
http://www.seventeen.com/beauty/be.buz.prom.html                                                             CUT
http://www.seventeen.com/beauty/be.buz.wish.index.html          Real Life         My Life
http://www.seventeen.com/beauty/be.buz.sun.html                 Beauty            Skin Deep
http://www.seventeen.com/beauty/be.buz.britney.html             Health            Trainer
http://www.seventeen.com/beauty/be.buz.eyeshadow.html           Beauty            Trend to Try
http://www.seventeen.com/beauty/be.buz.facial.html              Beauty            Beauty Virgin
http://www.seventeen.com/beauty/be.buz.myths.html               Beauty            Beauty School
http://www.seventeen.com/beauty/be.buz.recipe.html              Beauty            Beauty School
http://www.seventeen.com/beauty/be.buz.spa.html                 Beauty            Beauty Virgin
http://www.seventeen.com/beauty/be.buz.without.html                                                          CUT
http://www.seventeen.com/beauty/be.buz.braids.html              Beauty            Trend to Try
http://www.seventeen.com/beauty/be.rat.bru.index.epl            Beauty            Style Council
http://www.seventeen.com/beauty/be.rat.pen.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.gli.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.bro.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.spr.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.cho.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.gol.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.red.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.scr.index.epl                                                         COT
http://www.seventeen.com/beauty/be.rat.soa.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.blo.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.rat.bre.index.epl                                                         CUT
http://www.seventeen.com/beauty/be.tes.goop.html                Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.kiss.html                Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.sunscreen.html           Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.conditioners.html        Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.beach.html               Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.shimmer.html             Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.lipgloss.html            Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.mascara.html             Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.moisturizers.html        Beauty            Beauty School
http://www.seventeen.com/beauty/be.tes.nail.html                Beauty            Beauty School
http://www.seventeen.com/hair/hr.pic.epl                        Beauty            Beauty School              REPEAT
ed to know about coloring your hair-and then some!
http://www.seventeen.com/hair/hr.be.sch.schoo104.html           Beauty            Beauty School
http://www.seventeen.com/hair/hr.be.buz.haircut.html                                                         REPEAT
http://www.seventeen.com/hair/hr.game.big hair.index.epl        Fun Stuff         Games                      Will also live in Beau
http://www.seventeen.com/hair/hr.be.tes.goop.html                                                            REPEAT
http://www.seventeen.com/hair/hr.be.tes.conditioners.html       Beauty            Beauty School
http://www.seventeen.com/hair/hr.be.sch.hair.html               Beauty            Beauty School
http://www.seventeen.com/hair/hr.be.rat.spr.index.epl           Beauty            Beauty School
http://www.seventeen.tom/hair/hr.qu.be.hmh.question1.epl        Fun Stuff         Quizzes                    Will also live in Beau
http://www.seventeen.com/hair/hr.qu.be.tud.question1.epl        Fun Stuff         Quizzes                    Will also live in Beau
http://www.seventeen.com/fashion/fa.get.dress.html              Fashion           Get the Look
http://www.seventeen.com/fashion/fa.get.ut.html                 Fashion           School Zone
http://www.seventeen.com/fashion/fa.get.skirt.html              Fashion           Perfect Fit
http://www.seventeen.com/fashion/fa.get.nyu.html                Fashion           School Zone
http://www.seventeen.com/fashion/fa.get.coat.index.html         Fashion           Get the Look
http://www.seventeen.com/fashion/fa.get.sweaters.html           Fashion           Perfect Fit
http://www.seventeen.com/fashion/fa.get.rocker-shopper.inc      Fashion           Get the Look
http://www.seventeen.com/fashion/fa.get.fallbags.index.html     Fashion           Get the Look
http://www.seventeen.com/fashion/fa.get.curvy.html              Fashion           Perfect Fit
http://www.seventeen.com/fashion/fa.get.skinnypants.index       Fashion           Perfect Fit
http://www.seventeen.com/fashion/fa.get.ashanti.index.html                                                   cross referenced
http://www.seventeen.com/fashion/fa.get.hippiechick.html        Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.get.sumdress.index.html     Fashion                                      cross referenced
http://www.seventeen.com/fashion/fa.get.angels.index.html                                                    CUT
http://www.seventeen.com/fashion/fa.get.17s.5pring.index.epl    Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.get.tom.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.get.17s.red.index.epl       Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.get.17s.vint.index.epl      Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.surfergirl.html         Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.sun.html                Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.orient0l.html           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.intern.html             Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.bra.html                Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.busy.html                                                            CUT
http://www.seventeen.com/fashion/fa.buz.flip.html               Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.fringe.html             Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.hangers.html            Fashion           Trend Watch
http://www.seventeen.com/fashion/fa:buz.skirtpants.html         Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.surf.html               Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.vegan.html              Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.buz.hat.index.html          Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.17s.backstage.index.html    Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.palloma.index.html      Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.teentv.index.html       Fashion           17 Shoots
http://www.seventeen.com/fashion/fa..17s.pretty.index.html      Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.beh2.index.html         Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.totalt.index.html       Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17's.beh.index.html         Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.cou.index.epl           Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.minis.epl               Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.17s.prepprom.epl            Fashion           17 Shoots
http://www.seventeen.com/fashion/fa.hot.lacy.index.epl          Fashion           Trend Watch
http;//www.seventeen.com/fashion/fa.hot.eshop.index.html        Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.mini.index.epl          Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.emeraid.index.epl       Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.sho.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.pro.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.sne.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.sat.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.can.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.cam.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.min.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa:hot.tre.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.ter.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.sweat.index.epl         Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.vel.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.den.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.tee.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.boa.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.tur.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.pin.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.kni.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.woo.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.ves.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.hot.cra.index.epl           Fashion           Trend Watch
http://www.seventeen.com/fashion/fa.diy.belted_jacket.html      Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.tshirt.index.html       Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.50s.html                Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.ballet.html             Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.folksy.html             Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.pea.html                Fashion           DIY
http://www.seventeen.com/fashion/fa.diy.denim.p1.html           Fashion           DIY
http://www.seventeen.com/stars/st.cov.pink.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.cov.paris.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.brittany.index.html       The Little Black  Stars
http://www.seventeen.com/stars/st.cov.hot.texas.index.epl       The Little Black  Stars
http://www.seventeen.com/stars/st.cov.mandy.index.html          The Little Black  Stars
http://www.seventeen.com/stars/st.cov.angels.index.html         The Little Black  Stars
http://www.seventeen.com/stars/st.cov.beyonce.html              The Little Black  Stars
http://www.seventeen.com/stars/st.cov.buffy.html                                                             CUT
http://www.seventeen.com/stars/st.cov.kate.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.cov.kristin.html              The Little Black  Stars
http://www.seventeen.com/stars/st.cov.michelle.html             The Little Black  Stars
http://www.seventeen.com/stars/st.cov.anne.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.cov.avril.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.kelly.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.justin.html               The Little Black  Stars
http://www.seventeen.com/stars/st.cov.reese.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.stiles.html               The Little Black  Stars
http://www.seventeen.com/stars/st.cov.selma.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.sarah.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov:dunst.html                The Little Black  Stars
http://www.seventeen.com/stars/st.cov.gilmore.html              The Little Black  Stars
http://www.seventeen.com/stars/st.cov.kerri.html                                                             CUT
http://www.seventeen.com/stars/st.cov.garner.html               The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.cotrona.01.html        The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.andy.0l.html           The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.nikki.0l.html         The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.mikev.01.html          The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.ashanti.html          The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.jc.0l.html             The L ttle,Black  Stars
http://www.seventeen.com/stars/st.it.boy.erwin.index.html       The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.seann.index.html       The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.corey.html             The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.bloom.html             The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.zooey.html            The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.braff.html             The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.byrd.html              The Little Black  Stars
http://www.seventeen.com/stars/st:it.girl.regan.html            The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.ian.html               The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.evan.html             The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.matt.html              The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.ryan.html              The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.thomas.html            The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.linda.html            The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.monica.html           The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.amber.html            The Little Black  Stars
http://www.seventeen.com/stars/st.it.girl.branch.html           The Little Black  Stars
http://www.seventeen.com/stars/st.it.boy.anson.html             The Little Black  Stars
http://www.seventeen.com/stars/st.vie.kelly.html                The Little Black  Stars
http://www.seventeen.com/stars/st.vie.teentv.index.html         The Little Black  Books/TV/DVDs
http://www.seventeen.com/stars/st.vie.blonde2.html              The Little Black  Movies
http://www.seventeen.com/stars/st.vie.blond.epl                 The Little Black  Stars
http://www.seventeen.com/stars/st.vie.pratt.html                                                             CUT
http://www.seventeen.com/stars/st.vie.elman.html                                                             CUT
http://www.seventeen.com/stars/st.vie.summer.html               The Little Black  Movies
http://www.seventeen.com/stars/st.vie.carlton.index2.html       The Little Black  Books/TV/DVDs
http://www.aeventeen.com/stars/st.vie.carlton.index.html                                                     CUT
http://www.seventeen.com/stars/st.vie.70s.diary0l.html          The Little Black  Books/TV/DVDs
http://www.seventeen.com/stars/st.rev.bones.html                The Little Black  Books/TV/DVDs
http://www.seventeen.com/stars/st.vie.mandy.html                The Little Black  Stars
http://www.seventeen.com/stars/st.vie.britney.html                                                           CUT
http://www.seventeen.com/stars/st.vie.chad.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.vie.colin.html                The Little Black  Stars
http://www.seventeen.com/stars/st.rev.tanuja.html                                                            CUT
http://www.seventeen.com/stars/st.vie.laramie.html                                                           CUT
http //www.seventeen.com/stars/st.vie.milo.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.vie.booty.html                                                             CUT
http://www.seventeen.com/stars/st.vie.emily.html                                                             CUT
http://www.seventeen.com/stars/st.vie.roswel1.html                                                           OLD
http://www.seventeen.com/stars/st.vie.ryan.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.vie.4feathers.html                                                         OLD
http://www.seventeen.com/stars/st.vie.tune.html                 The Little Black  Music
http://www.seventeen.com/stars/st.rev.hot.04.html               The Little Black  Music
http://www.seventeen.com/stars/st.rev.hot.03.html               The Little Black  Music
http://www.seventeen.com/stars/st.rev.hot.texas.index.epl       The Little Black  Movies
http://www.seventeen.com/stars/st.rev.hot.02.html               The Little Black  Music
http://www.seventeen.com/stars/st.rev.hot.tombraider.index      The Little Black  Movies
http://www.seventeen.com/stars/st.rev.hot.holly.index.epl       The Little Black  Movies
http://www.seventeen.com/stars/st.rev.hot.01.html               The Little Black  Music
http://www.seventeen.com/stars/st.rev.hot.lizzy.index.epl       The Little Black  Movies
http://www.seventeen.com/stars/st.rev.10summercds.html          The Little Black  Music
http://www.seventeen.com/stars/st.rev.alabama.html              The Little Black  Movies
http://www.seventeen.com/stars/st.rev.beyonce.html              The Little Black. Movies                     OLD
http://www.seventeen.com/stars/st.rev.crossroads.html           The Little Black  Movies                     OLD
http://www.seventeen.com/stars/st.rev.crush.html                The Little Black  Movies                     OLD
http://www.seventeen.com/stars/st.rev.green.html                The Little Black  Movies
http://www.seventeen.cam/stars/st:rev.scooby.html               The Little Black  Movies                     OLD
http://www.seventeen.com/stars/st.rev.valentine.html            The Little Black  Movies
http://www.seventeen.com/stars/st.rev.white.html                The Little Black  Music
http://www.seventeen.com/stars/st.rev.yaya.html                 The Little Black  Movies
http://www.seventeen.com/stars/st.rev.flysolo.html              The Little Black  Movies
http://www.seventeen.com/stars/st.rev.queen.html                                                             OLD
http://www.seventeen.com/stars/st.vie.starsailor.html                                                        CUT
http://www.seventeen.com/stars/st.rev.trouble.html                                                           CUT
http://www.seventeen.com/stars/st.rev.17r.01.html                                                            CUT
http://www.seventeen.com/stars/st.rev.17r.02.html                                                            CUT
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http://www.seventeen.com/stars/st.qa.ashanti.himl               The Little Black  Stars
http://www.seventeen.com/stars/st.qa.8legs.html                                                              OLD
http://www.seventeen.com/stars/st.qa.jc.html                                                                 CUT
http://www.seventeen.com/stars/st.qa.beu.html                                                                CUT
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http://www.seventeen.com/stars/st.qa.gwen.html                  The Little Black  Stars
http://www.seventeen.com/stars/st.qa.hoimes.html                The Little Black  Stars
http://www.seventeen.com/stars/st.qa.jarule.html                Little Black Book Stars
http://www:seventeen.com/stars/st.qa.jlo_enough.html            Little Black Book Stars
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http://www.seventeen.com/stars/st.qa.nelly.html                 The Little Black  Stars
http://www.seventeen.com/stars/st.qa.newstar.html                                                            CUT
http://www.seventeen.com/stars/st.qa.storee.html                                                             CUT
http://www.seventeen.com/stars/st.qa.tunney.html                                                             CUT
http://www.seventeen.com/stars/st.qa.glassjaw.html                                                           CUT
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http://www.seventeen.com/stars/st.whe.justing.html              The Little Black  Stars
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http://www.seventeen.com/sexbody/se.nos.drinks.html             Lifestyle         Chef
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http://www.seventeen.com/sexbody/se.nos.college02.html          Lifestyle         Chef
http://www.seventeen.com/sexbody/se.nos.coffee.html             Lifestyle         Chef
http://www.seventeen.com/sexbody/se.wor.stress.index.html       Health            Stress Busters
http://www.seventeen.com/sexbody/se.wor.takeahike.index.        Health            Trainer
http://www.seventeen.com/sexbody/se.wor.pilates.index.html      Health            Trainer
http://www.seventeen.com/sexbody/se.wor.celeb_trainers.in       Health            Trainer
http://www.seventeen.com/sexbody/se.wor.soccer.index.html       Health            Trainer
http://www.seventeen.com/sexbody/se.wor.5yogamoves.index        Health            Trainer
http://www.seventeen.com/sexbody/se.wor.belly.index.html        Health            Trainer
http://www.seventeen.com/sexbody/se.wor.astro.index.html        Health            Trainer
http://www.seventeen.com/sexbody/se.wor.04.html                 Health            Trainer
http://www.seventeen.com/sexbody/se.wor.03.html                 Health            Trainer
http://www.seventeen.com/sexbody/se.wor.02.html                 Health            Trainer
http://www.seventeen.com/sexbody/se.wor.01.html                 Health            Trainer
http://www.seventeen.com/quizzes/qu.se.hec.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/quizzes/qu.se.gyn.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/quizzes/qu.se.psx.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/sexbody/se.sex.15.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.14.html                 Health            Sex Smarts
http://www.seventeen.com/quizzes/qu.se.tpr.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/quizzes/qu.se.std.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/quizzes/qu.se.tas.index.html           Quizzes           Health Quizzes             cross-referenced
http://www.seventeen.com/sexbody/se.sex.13.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.12.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.11.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.10.html                 Health            Sex Smarts
http //www.seventeen.com/sexbody/se.sex.09.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.08.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.07.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.06.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.05.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.04.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.03.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.02.htm!                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.sex.01.html                 Health            Sex Smarts
http://www.seventeen.com/sexbody/se.qa.13.html                  Health            Sex Q&A
http://www.seventeen.cam/sexbody/se.qa.12.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.1l.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.10.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.09.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.08.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.07.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.06.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.05.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.04.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.03.himl                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.02.html                  Health            Sex Q&A
http://www.seventeen.com/sexbody/se.qa.01.html                  Health            Sex Q&A
http://www.seventeen.com/love/lo.lov.satoflove.index.html       Real Life         Love
http://www.seventeen.com/love/1o.lov.whodo07.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.whodo06.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.whodo05.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.whodo04.index.epl                                                       CUT
http.//www.seventeen.com/love/lo.lov.game0g.index.epl                                                        CUT
http://www.seventeen.com/love/lo.lov.game04.index.epl                                                        CUT
http://www.seventeen.com/love/lo.lov.whodo03.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.game03.index.epl                                                        CUT
http://www.seventeen.com/love/lo.lov.troy.index.epl                                                          CUT
http://www.seventeen.com/love/lo.lov.whodo02.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.whodo0l.index.epl                                                       CUT
http://www.seventeen.com/love/lo.lov.game01.index.epl                                                        CUT
http://www.seventeen.com/love/io.lov.game02.index.epl                                                        CUT
http://www.seventeen.com/love/lo.lov.greg.index.epl                                                          CUT
http://www.seventeen.com/love/lo.lov.rob.index.epl                                                           CUT
http://www.seventeen.com/love/lo.lov.bof.index.epl              Real Life         Love
http://www.seventeen.com/love/lo.lov.phi1.index.epl                                                          CUT
http://www.seventeen.com/love/io.lov.bos.index.epl              Real Life         Love
http://www.seventeen.com/love/lo.lov.joe.index.epl                                                           CUT
http://www.seventeen.com/love/lo.lov.17h.index.epl              Real Life         Love
http://www.seventeen.com/love/lo.qa.sound05.index.html          Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.sound04.index.html          Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.moversshakers:html          Real life         Love /Advice
http://www.seventeen.com/lave/lo.qa.boy.05.html                 Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.sound03.index.html          Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.sound01.index.html          Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.boy.03.html                 Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.boy.02.html                 Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.boy.01.html                 Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.sound02.index.html          Real Life         Love /Advice
http://www.seventeen.com/love/lo.qa.boy.04.html                 Real Life         Love /Advice
http://www.seventeen.com/love/lo.guy.guytalk06.html             Real Life         Love
http://www.seventeen.com/love/lo.guy.guytalk05.html             Real Life         Love
http://www.seventeen.com/love/lo.guy.guytaik04.html             Real Life         Love
http://www.seventeen.com/love/lo.guy.guytalk03.html             Real Life         Love
http://www.seventeen.com/love/lo.guy.guytalk02.html             Real Life         Love
http://www.seventeen.com/love/lo.guy.guytalk0l.html             Real Life         Love
http://www.seventeen.com/reallife/re.hor.index.html             Fun Stuff         Horoscopes
http://www.seventeen.com/reallife/re.soa.trauma05.1ndex.ep      Fun Stuff         Traumarama
http://www.seventeen.com/reallife/re.soa.tab.html               Real Life         Reader Contributor Blogs?
http://www.seventeen.com/reallife/re.soa.trauma04.index.ep      Fun Stuff         Traumarama
http://www.seventeen.com/reallife/re.soa.talk_teacher.html                                                   CUT
http://www.seventeen.com/reallife/re.soa.dontback.html          Real Llfe Love
http://www.seventeen.com/reallife/re.soa:surv.prom.index.epl                                                 CUT
http://www.seventeen.com/reallife/re.soa.middle_child.html      Real Life         My Life
http://www.seventeen.com/reallife/re.soa.ace_class.html                                                      CUT
http://www.seventeen.com/reallife/re.soa.thrift_shop.html       Real Life         My Life
http://www.seventeen.com/reallife/re.soa.trauma03.index.epl     Fun  Stuff        Traumarama
http://www.seventeen.com/reallife/re.soa.selfimage.html         Real Life         My Life
http://www.seventeen.com/reallife/re.soa.ourcolleges.index.     Real Life         My Life/College
http://www.seventeen.com/reallife/re.soa.choosecollege.index    Real Life         My Life/College
http://www.seventeen.com/reallife/re.soa.auras.html                                                          CUT
http://www.seventeen.com/reallife/re.soa.dmv.html                                                            CUT
http://www.seventeen.com/reallife/re.soa.trauma0l.index.ep      Fun Stuff         Traumarama
http://www.seventeen.com/reallife/re.soa.0l.html                                                             CUT
http://www.seventeen.com/reallife/te.soa.surv.mag.index.html                                                 CUT
http://www.seventeen.com/reallife/re.soa.dia.gay.index.html     Real Life         My Life
http://www.seventeen.com/reallife/re.soa.share.html                                                          CUT
http://www.seventeen.com/reallife/re.soa.dia.write.html                                                      CUT
http://www.seventeen.com/reallife/re:soa.torie.html                                                          CUT
http://www.seventeen.com/reallife/re.soa.dia.fiji.index.html                                                 CUT
http://www.seventeen.com/reallife/re.soa.dia.surf.index.html                                                 CUT
http://www.seventeen.com/reallife/re.clu.index.html                                                          CUT
http://www.seventeen.com/reallife/re.diy.zine.html                                                           CUT
http://www.seventeen.com/reallife/re.diy.vdaycards.index.html   Lifestyle         Decorator
http://www.seventeen.com/reallife/re.diy.jeanbox.html           Lifestyle         Decorator
http://www.seventeen.com/reallife/re.diy.todd.html              Lifestyle         Decorator
http://www.seventeen com/reallife/re.diy.costumes.html          Lifestyle         Decorator
http://www.seventeen.com/reallife/re.diy.wrap.index.html        Lifestyle         Decorator
http://www.seventeen.com/reallife/re.qa.family_affairs.0l.html                                               CUT
http://www.seventeen.com/reallife/re.qa.15.html                                                              CUT
http://www.seventeen.com/reallife/re:qa.14.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.ll.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.12.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.l0.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.09.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.08.htmi                                                              CUT
http://www.seventeen.com/reallife/re.qa.07.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.06.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.05.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.04.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.03.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.02.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.01.html                                                              CUT
http://www.seventeen.com/reallife/re.qa.13.html                                                              CUT
http://www.seventeen.com/quizzes/qu.be.loo.question1.epl        Fun Stuff         Quizzes                    Possible Sub-subsec
http://www.seventeen.com/quizzes/qu.be.kyf.question1.epl        Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.be.tud.questionl.epl        Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.be.lip.index.html           Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.be.hmh.questionl.epl        Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.be.ecc.questionl.epl        Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.be.fra.questiohl.epl        Fun Stuff         Quizzes                    Beauty
http://www.seventeen.com/quizzes/qu.fa.bik.questionl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.mht.questiohl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.bra.question1.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.ftw.question1.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.cls.questionl.epl        Fin Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.fas.questionl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.foe.questionl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.sum.questionl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.fa.beb.questionl.epl        Fun Stuff         Quizzes                    Fashion
http://www.seventeen.com/quizzes/qu.st.cpr.questionl.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.mov.questionl.epl                                                     CUT/OLD
http://www.seventeen.com/quizzes/qu.st.wbc.questionl.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.ala.questionl.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.glg.question1.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.prm.questionl.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.mom.questionl.epl        Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.st.rev.hot.03.html          Fun Stuff         Quizzes                    Little Black Book
http://www.seventeen.com/quizzes/qu.se.gyn.index.html           Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.psx.index.html           Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.tpr.index.html           Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.std.ihdex.htmi           Fin Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu se.tas.index.html           Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.fit.questionl.epl        Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.hot.questionl.epi        Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.phy.questionl.epl        Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.sex.questioni.epl        Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.men.question1.epl        Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.se.hec.index.html           Fun Stuff         Quizzes                    Health
http://www.seventeen.com/quizzes/qu.lo.ryp.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.ovr.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.io.ajm.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.lof.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.lli.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.vle.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.luv.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.bff.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.far.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.guy.questionl.epi        Fin Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o dte.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.cru.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.boy.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.dad.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.ex.questionl.epl         Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.1o.pet.quostionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.com.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.rom.questionl.epl        Fin Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.lo.idl.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.anx.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.sla.questiopl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.pgm.questionl.epl        Fin Stuff         Quizzes                    Real Life
http://www.seventeen.cam/quizzes/qu.re.fsp.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.pna.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.job.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.prp.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu,r6.pas.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.par.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.snb.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.bul.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.ssh.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.pro.question1.epl        Fin Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.mus.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/gu.re.rut.questionl.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.rej.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.clb.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.frd.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/quizzes/qu.re.agg.question1.epl        Fun Stuff         Quizzes                    Real Life
http://www.seventeen.com/games/game.gift_giver.index.html       Fun Stuff         Games                      Lifestyle
http://www.seventeen.com/games/game.pet_boyfriend.index         Fun Stuff         Games                      Real Life
http://www.seventeen.com/games/game.book_generator.htn          Fun Stuff         Games                      Little Black Book
http://www.seventeen.com/games/game.style_selector.html         Fun Stuff         Games                      Fashion
http://www.seventeen.com/games/game.love_oracle.html            Fun Stuff         Games                      Real Life
http://www.seventeen.com/games/game.17_cover.index.epl          Fin Stuff         Games                      Little Black Book
http://www.seventeen.com/games/game.crib.epl                    Fun Stuff         Games                      Lifestyle
http://www.seventeen.com/games/game.celeb.epl                   Fun Stuff         Games                      Little Black Book
http://www.seventeen.com/games/game.bighair.index.epl           Fun Stuff         Games                      Beauty
http://www.seventeen.com/games/ga.her.index.html                Fun Stuff         Games                      Real Life

                                    EXHIBIT D
                                    Rate Card


See attached

                       Rate Card for HEARST TEEN MAGAZINES

--------------------------------------------------------------------------------
TYPE                          DESCRIPTION                               COST
--------------------------------------------------------------------------------

Creative Prices listed in this section relate to the producing of creative, e.g., online ad units.
              As mentioned in the contract, charges to serve rich media are incremental to the basic ad hosting rates

Creative      Banners - static                                         $300

Creative      Banners - animated                                       $400

Creative      Buttons                                                  $250

Creative      Pop ups & pop unders - static                            $350

Creative      Pop ups & pop unders - animated                          $450

Creative      Full page interrupters- html                             $500

Creative      Full page interrupters - animated                        $600

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TYPE                          DESCRIPTION                               COST
--------------------------------------------------------------------------------

Sweepstakes   Prices quoted here do not include any advertising
              inventory or promotional activity to drive traffic to the sweepstakes and do not include bonding, legal administration or operation of the event

Sweepstakes   Simple Design/Production/Hosting - stand alone
              with single page registration                          $1,500

Sweepstakes   More complex Design/Production/Hosting of Pages -
              Entry, Rules, Prizes, Thank you and separate,          $2,400
              more involved registration

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TYPE                          DESCRIPTION                               COST
--------------------------------------------------------------------------------

E-Cards       Basic non-flash with registration                      $2,000

E-Cards       Flash with separate registration                       $3,000

--------------------------------------------------------------------------------

iVillage Consulting                  12/16/2003                          1 of 2

                       Rate Card for HEARST TEEN MAGAZINES

--------------------------------------------------------------------------------
TYPE                          DESCRIPTION                               COST
--------------------------------------------------------------------------------

Bridge Sites  Also called micro sites or partner web sites,
              they may consist of a variety of features and offer several different capabilities including marketing information, data collection and interactive tools like polls, quizzes and search based features.

Bridge Sites  Standard landing page - 1 page or pop-up can     $2,000
              include flash capabilities


Bridge Sites  Standard landing page with 2 sub pages - 3       $3,000
              pages in all

Bridge Sites  Standard landing page containing data            $3,500
              collection capability

Bridge Sites  Standard landing page containing a tool, e.g.,   $3,500
              store finder

Bridge Sites  Standard landing page containing data            $4,000
              collection capability and a tool

Bridge Sites  Standard landing page containing data            $5,000
              collection capability and a tool and multiple sub pages

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TYPE                          DESCRIPTION                               COST
--------------------------------------------------------------------------------

Surveys Variables that effect scope include number respondents desired, length of survey (number of questions), complexity of survey logic (e.g., screening), complexity of presentation (e.g., type of questions and results, look and feel differences requiring design and production, etc.), inclusion of demographic questions and level of data analysis desired.

Surveys       Simple: creation and hosting of pages featuring a      $1,000
              series of questions with open text or
              possible answers provided, no data analysis - FOR
              HEARST TEEN MAGAZINES EDITORIAL - we will use software from OpinionWare

Surveys       More Complex: same as above, but with data analysis    $5,000
              - still using OpinionWare but on behalf of a marketing partner - may involve recruitment of a panel, incentives for panelists, much more significant data analysis, etc.

--------------------------------------------------------------------------------



iVillage Consulting                  12/16/2003                          2 of 2